[GRAPHIC OMITTED]
WARBURG PINCUS FUNDS

[GRAPHIC OMITTED]
PART OF CREDIT SUISSE ASSET MANAGEMENT

                                   SEMIANNUAL
                                     REPORT
                                 APRIL 30, 2000
                                   (UNAUDITED)

                                 WARBURG PINCUS
                           MAJOR FOREIGN MARKETS FUND
                                    (BULLET)
                                 WARBURG PINCUS
                            INTERNATIONAL EQUITY FUND
                                    (BULLET)
                                 WARBURG PINCUS
                        INTERNATIONAL SMALL COMPANY FUND
                                    (BULLET)
                                 WARBURG PINCUS
                              EMERGING MARKETS FUND
                                    (BULLET)
                                 WARBURG PINCUS
                        GLOBAL POST-VENTURE CAPITAL FUND

More complete information about the Funds, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Provident Distributors, Inc., Distributor, located at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961 is not affiliated with Credit Suisse Asset Management, LLC.

FROM TIME TO TIME, THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF APRIL 30, 2000; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000
--------------------------------------------------------------------------------

                                                                   June 20, 2000
Dear Shareholder:

   For the six months ended April 30, 2000, the Common Class shares of Warburg Pincus Major Foreign Markets Fund had a return of 17.51%, vs. a return of 6.72% for the Morgan Stanley Europe, Australasia and Far East ("EAFE") Index.* The Fund's one-year return through April 30, 2000 was 42.82%. Its since-inception (on March 31, 1997) average annual total return through April 30, 2000 was 21.85%.

   The period was a positive one for almost all developed foreign markets, though results varied by region and country. Within Europe, most major markets had solid gains, buoyed by an improving economic backdrop across the region. Japan's equity market advanced, though stocks here were volatile, with certain names in particular retreating sharply late in the period. Elsewhere of note, Australian and Canadian stocks rallied, aided by an improving supply/demand backdrop for certain commodities (e.g., oil). In terms of sector attribution, technology and communications dominated the rally in most markets, notwithstanding their pullback in April (a month in which economically sensitive stocks fared relatively well).

   The Fund had a solid showing for the six months, both in absolute terms and compared to that of its benchmark. The Fund benefited from good performances from a number of its holdings, in particular its technology and communications stocks from Europe and Japan.

   We made a few noteworthy changes to the Fund during the period in terms of regional and country allocation. We increased our exposure to Europe, a move based both on stock-specific and "top down" considerations. Our focus was on the U.K., a relative laggard within Europe over the past year, hampered by rising interest rates and by a persistently strong currency vs. the euro (which has negatively impacted the U.K.'s manufacturing sector). We deemed specific stocks here to be compelling, given the potential for an improved macroeconomic environment going forward.

   Our long-term outlook on European equities broadly remains positive. Government finances here remain in good shape, while the region's economies are poised for growth, and many could surprise on the up side. We believe, moreover, that growth can be sustained without a material pickup in inflation, thanks in part to price transparency resulting from a single currency and the influence of the Internet. In addition, deregulation and privatization will continue to play an important role in reshaping Europe's economies. Across the region, monopolies are being transformed

WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000 (CONT'D)
--------------------------------------------------------------------------------

into competitive companies, benefiting shareholders and consumers alike, a trend that should continue to present ample investment opportunity.

   We lowered our weighting in Japan over the course of the period, deeming a less-aggressive position to be appropriate in the wake of the country's strong 1999 rally. That said, we continued to view a number of Japanese stocks as attractive based on their longer-term growth prospects. Our focus here remained on the communications, semiconductor-equipment, electronic-components and financial-services industries. We believe these companies are well-positioned to take advantage of several compelling trends, including the deregulation and broadening of Japan's capital markets and an ongoing surge in information-technology commitments within Japan.

   Looking ahead, we believe that an improving global economy, combined with a worldwide expansion of the Internet, will continue to create attractive investment opportunities across a wide range of sectors. In this context, we plan to maintain a barbell approach to industry allocation, maintaining exposure to "new economy" companies as well as those in more-traditional industries (e.g., manufacturing, financial-services and retail) that we deem to be materially undervalued. As ever, we will continue to strive to identify markets and companies with the brightest long-term prospects.



Harold W. Ehrlich                              P. Nicholas Edwards
Co-Portfolio Manager                           Co-Portfolio Manager

   INTERNATIONAL  INVESTING  ENTAILS  SPECIAL  RISK  CONSIDERATIONS,   INCLUDING
CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.


---------------
* The Morgan Stanley Europe, Australasia and Far East Index is an unmanaged index (with no defined investment objective) of international equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley & Co. Incorporated.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000
--------------------------------------------------------------------------------

                                                                   June 20, 2000
Dear Shareholder:

   For the six months ended April 30, 2000, the Common Class shares of Warburg Pincus International Equity Fund had a return of 12.88%, vs. a gain of 8.66% for the Morgan Stanley All Country World Excluding the U.S. Index.* The Fund's one-year return through April 30, 2000 was 34.82%. Its five-year, 10-year and since-inception (on May 2, 1989) average annual total returns through April 30, 2000 were 11.44%, 11.55% and 12.09%, respectively.

   International stock markets had generally good results for the period. Most European markets advanced, some impressively, buoyed by an improving economic outlook across the region. The group's returns were more modest for dollar-based investors, however, as the euro and most other European currencies weakened vs. the dollar during the period. Within Asia, Japan had a respectable showing, though profit-taking roiled the market late in the period, with technology and Internet-related names under especially heavy selling pressure. Asia's emerging markets had mostly solid, though volatile, gains, as did emerging markets generally. Other winners for the period included Canada, helped by firming commodity prices.

   The Fund had a good showing for the six months, both in absolute terms and compared to that of its benchmark. The Fund benefited from good performances from a number of its holdings, especially its technology and telecommunications names. Also contributing positively to the Fund's return was its exposure to certain strong-performing emerging markets (e.g., Turkey, Hungary and Taiwan) and its significant weighting in Canada.

   We made few noteworthy changes to the Fund during the period in terms of overall sector strategy. We remained well-diversified, and maintained significant exposure to both rapid-growth and economically sensitive, or cyclical, segments of foreign markets. Such a "barbell" approach can serve to limit volatility, given the seismic short-term shifts in investor sentiment that can favor one group at the expense of the other. In addition, we believe that having some economically sensitive investments makes sense when all three major regions of the world are projected to grow.

   In terms of regional/country allocation, the most notable move we made was to reduce our exposure to Japan. We entered the period with a sizable overweighting here, but assumed a roughly neutral position as the period progressed, based on valuation considerations and on our desire to take advantage of opportunities we saw developing elsewhere. That aside, we believe that a number of Japanese stocks stand to benefit from ongoing reform--at both the macroeconomic and corporate levels--and from trends such as Japan's continued embrace of equity investing. We continued to

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000 (CONT'D)
--------------------------------------------------------------------------------

generally see the most compelling growth stories among Japan's technology, communications and financial-services companies. Elsewhere of note in Asia, we raised our weighting in South Korea, taking advantage of market volatility to add a few technology stocks we viewed as good values.

   Our increased weighting in Europe was largely via the U.K., based on company-specific factors and on our belief that the country's interest-rate backdrop will be more supportive going forward. We also modestly raised our weightings in Italy and Sweden. Overall, we believe that Europe's equity markets will continue to be supported over the longer term by an expanding economy, as well as by a strong deregulation and privatization trend. Across the region, monopolies are being transformed into competitive companies, benefiting shareholders and consumers alike. Furthermore, the liberalization of certain industries (e.g. telecommunications and utilities), combined with a single currency environment, will prompt merger & acquisition activity, which has surged dramatically over the past year and shows little sign of slowing.

   Turning to the Americas, we had a meaningful weighting in Canada, one we increased during the period, adding several technology and natural-resources stocks we deemed to be attractive. Our exposure to Latin America remained minimal, as we continued to find more-compelling stocks elsewhere, though we will continue to monitor the area for buying opportunities.

   Looking ahead to rest of 2000 and beyond, we see ample grounds for optimism regarding international-equity markets, notwithstanding recent volatility in stocks generally. Trends that stand to support foreign markets broadly include the potential for continued, and synchronized, global economic growth as well as improving financial conditions within emerging markets (many Asian emerging economies, for example, have recently shifted from debtor to creditor status). Set within this environment, we will continue our efforts to identify markets and companies with the brightest long-term prospects.

Harold E. Sharon                                     P. Nicholas Edwards
Co-Portfolio Manager                                 Co-Portfolio Manager

Harold W. Ehrlich                                    Vincent J. McBride
Co-Portfolio Manager                                 Co-Portfolio Manager

   INTERNATIONAL  INVESTING  ENTAILS  SPECIAL  RISK  CONSIDERATIONS,   INCLUDING
CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.


---------------
* The  Morgan  Stanley  All  Country  World   Excluding  the  U.S.  Index  is  a
  market-capitalization-weighted index of companies listed on stock exchanges outside of the United States.

WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000
--------------------------------------------------------------------------------

                                                                   June 20, 2000
Dear Shareholder:

   For the six months ended April 30, 2000, the Common Class shares of Warburg Pincus International Small Company Fund had a gain of 47.66%, vs. a loss of 1.45% for the Morgan Stanley EAFE Small Cap Index.* The Fund's one-year return through April 30, 2000 was 96.58%. Its since-inception (on May 29, 1998) average annual total return through April 30, 2000 was 84.97%.

   The period was a healthy one for international stock markets. In general, riskier market segments fared the best, reflecting an improving global economy, continued stabilization in emerging markets and the evaporation of "Y2K" concerns. All told, investors were encouraged to embrace risk in pursuit of significant long-term rewards, a sentiment that aided numerous small-cap stocks, especially small-cap growth stocks (notwithstanding the general decline in rapid-growth stocks late in the period).

   The Fund had a sizable gain for the six months, supported by our continued emphasis on growth-oriented companies and by timely stock selection generally. Good performers for the Fund included a number of its technology-related holdings (e.g., European information-technology consultants and Asia semiconductor-equipment manufacturers) as well as certain non-technology names (e.g., a Spanish hotel operator). Other factors that helped the Fund included our well-timed increased weighting in emerging markets and our meaningful position in Canada, where small-cap stocks rallied. There were, of course, some weak spots, including certain of the Fund's retail and construction holdings.

   We made no material changes to the Fund with respect to basic strategy, remaining focused on innovative, rapidly growing companies whose stocks are relatively inexpensive for one or more reasons that we believe will prove temporary (e.g., a lack of analyst coverage). We continued to find a large number of such companies within the technology segment, broadly defined to include electronics, computer and telecommunications companies. Other noteworthy sector weightings for the Fund continued to include financial services and certain consumer-related areas.

   In term of regional allocation, the majority of the Fund remained invested in Europe, though we modestly increased our weighting in Asia as the period progressed. Our purchases here included a few Japanese financial-securities companies we judged to have good prospects in an economy where equity investing is on the rise.

WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000 (CONT'D)
--------------------------------------------------------------------------------

   Going forward, we believe that while foreign small-cap stocks will likely remain volatile, the group will continue to offer an abundance of opportunity. Foreign economies are home to numerous highly innovative, yet underfollowed, small companies with largely unrecognized growth potential. Against what we believe will be a generally supportive global economic backdrop, we will continue to attempt to identify stocks we deem to have the brightest long-term prospects.

Harold E. Sharon              Federico D. Laffan           Jun Sung Kim
Co-Portfolio Manager          Co-Portfolio Manager         Co-Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH INVESTING IN SMALL COMPANIES.


---------------
* The Morgan Stanley EAFE Small Cap Index is composed of small-cap stocks of companies from developed markets outside of North America.

WARBURG PINCUS EMERGING MARKETS FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000
--------------------------------------------------------------------------------

                                                                   June 20, 2000
Dear Shareholder:

   For the six months ended April 30, 2000, the Common Class shares of Warburg Pincus Emerging Markets Fund had a return of 22.33%, vs. a return of 13.87% for the Morgan Stanley Capital International Emerging Markets Free Index.* The Fund's one-year return through April 30, 2000 was 45.57%. Its five-year and since-inception (on December 30, 1994) average annual returns through April 30, 2000 were 2.90% and 3.80%, respectively.

   The period was a positive one for the majority of emerging stock markets, though results varied by region. The best performances generally belonged to Eastern/Central European markets, supported by growing optimism over their economic and financial prospects. Most Asian markets also had good showings, though these were volatile late in the period, buffeted by rounds of profit-taking. Within Latin America, Brazil and Mexico, the region's dominant markets, were notable winners. With regard to sector attribution, technology, media and telecommunications ("TMT") stocks paced the rally in most markets. However, TMT stocks finished the period on a very difficult note, in part reflecting contagion from a downturn in the Nasdaq, the technology-biased U.S. index.

   Against this backdrop, the Fund had a good showing, both in absolute terms and compared to that of its benchmark. The Fund saw good performances from a number of its holdings, especially its technology and communications stocks. In terms of regional attribution, factors that aided the Fund included its overweighting in Turkey, one of the best-performing emerging stock markets for the six months.

   We made a few noteworthy changes to the Fund's regional and country exposure during the period. Within Asia, changes worthy of mention included increasing our exposure to Taiwan. Our focus here remained on hardware/electronics companies well-positioned to take advantage of a strong global outsourcing trend. Whereas hardware sales within many emerging markets is domestically driven, Taiwan is a substantial exporter. As such, certain companies here stand to continue to benefit from growing worldwide demand for Internet-related and other hardware products. These companies, moreover, offer valuations that are compelling vs. those on their developed-market counterparts. One country weighting we reduced in Asia was South Korea. This partly reflected our concerns over the country's technology sector, which tends to be particularly vulnerable to Nasdaq volatility.

   Within Eastern/Central Europe, we maintained an overweighting in Turkey, reflecting our optimism over the country's ongoing IMF-sanctioned

WARBURG PINCUS EMERGING MARKETS FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000 (CONT'D)
--------------------------------------------------------------------------------

financial reforms (though we scaled back this position late in the period based on valuation considerations). We also established a modest position in Russia, where we believe the macroeconomic and political environment is improving, some near-term financial-market uncertainties notwithstanding. One weighting we pared during the period was Hungary, an adjustment based on valuation concerns.

   Our Latin America exposure remained concentrated on Mexico and Brazil. We raised our exposure to the latter at the expense of the former during the period, based on relative-valuation considerations, and on our view that Brazil could see some better-than-expected developments on the inflation and interest-rate front. Elsewhere in the region, we established a modest position in Chile, whose macroeconomic backdrop continues to improve and where capital controls could eventually be removed.

Looking ahead, we believe that the environment for emerging stock markets will remain generally positive, supported by an improving global economy and brightening earnings picture. These markets will likely remain quite volatile, however. The recent turmoil in Nasdaq-type stocks could persist for a spell, fueling frequent shifts in sentiment regarding riskier asset classes in general. In addition, certain emerging markets remain vulnerable to global interest-rate uncertainties (though we note that interest rates in most emerging-market economies are well below levels seen 18 months ago). Still, we see ample grounds for optimism, with numerous emerging-market companies poised for revenue and earnings improvements, and no evidence of a return of the type of financial turmoil that hit these markets in 1997/98. As ever, our efforts, within this underfollowed asset class, will remain devoted to identifying countries and companies with the best long-term growth potential.


Richard Watt
Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS.

---------------
* The Morgan Stanley Capital International Emerging Markets Free Index is a market-capitalization-weighted index of emerging-market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000
--------------------------------------------------------------------------------

                                                                   June 20, 2000
Dear Shareholder:

   For the six months ended April 30, 2000, the Common Class shares of Warburg Pincus Global Post-Venture Capital Fund had a gain of 73.25%, vs. gains of 17.81% for the Lipper Global Funds Index,* 6.96% for the Morgan Stanley Capital International World Index** and 27.78% for the Russell 2000 Growth Index.*** The Fund's one-year return through April 30, 2000 was 114.33%. Its since-inception (on September, 30 1996) average annual total return through April 30, 2000 was 41.52%.

   The period was a positive one for global stock markets, with performance varying by region. Most European markets advanced, some significantly, and Japan and the U.S. saw good results as well. The majority of emerging markets rallied, buoyed by a continued general improvement in these markets' economic and financial backdrops. However, the period was a volatile one for equities generally, reflecting ongoing inflation and interest-rate uncertainties and concerns over valuations on technology stocks, which ended the period on a very difficult note in most markets.

   Against this backdrop, the Fund had a strong gain, and outpaced its benchmarks by sizable margins. The Fund saw good showings from a number of its holdings, including its U.S. and European computer and media names as well as specific Asian semiconductor stocks. Other holdings that contributed positively to the Fund's return included certain financial and consumer stocks.

   We made no substantial changes to the Fund in terms of overall strategy, notwithstanding the merger of the Fund with its domestic-focused sibling, Warburg Pincus Post-Venture Capital Fund, during the period. Indeed, for the most part, the two funds have shared a common team of analysts and portfolio managers, and have employed the same basic themes. Our focus remained on well-managed, well-financed companies with innovative products and services, especially those with competitive advantages in the technology area, broadly defined.

   We continued to find attractive buying opportunities across a wide variety of industries. These included a number of foreign stocks (foreign companies accounted for a little more than 40% of the Fund as of the end of the period). Within Europe, our purchases included a German manufacturer of specialty-

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000 (CONT'D)
--------------------------------------------------------------------------------

electronics products whose operations include a venture-capital division; a German software company backed by 3i Group, the U.K.'s leading venture-capital investor; and an Italian life-insurance company that recently came to market as a spin-off and is growing rapidly.

   We also established positions in a number of Asian names, including a Japanese broker that is merging with another mid-sized brokerage firm, an event that stands to significantly improve its earnings prospects. Our other Asian purchases included several venture-backed South Korean technology companies recently listed on the KOSDAQ. Since its launch in 1997, the technology-biased exchange has facilitated the growth of numerous innovative, smaller companies in an economy long dominated by huge conglomerates.

   Within the U.S., our general bias remained in favor of software and Internet-infrastructure companies. That said, we added some "value" U.S. stocks that we deemed to be compelling, including a specialty-retail company. Turning north, we established positions in a few Canadian companies during the period, focusing on the natural-resources and technology areas, where we generally saw the best values here.

   Looking ahead, we are likely to continue to raise the Fund's weighting in foreign stocks, given a strong and rising trend of venture-capital activity abroad and the relatively attractive valuations at which many of these underfollowed stocks trade. We feel opportunity within the U.S. should remain abundant. Assets in domestic venture pools stand at record levels, and we believe that venture capitalists remain eager to invest in highly innovative U.S. companies. Within this environment, our focus will remain on global stocks we deem to have the best long-term growth prospects.



Elizabeth B. Dater                                   Harold E. Sharon
Co-Portfolio Manager                                 Co-Portfolio Manager

Federico D. Laffan                                   Jun Sung Kim
Co-Portfolio Manager                                 Co-Portfolio Manager

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000 (CONT'D)
--------------------------------------------------------------------------------

 INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH POST-VENTURE-CAPITAL INVESTMENTS. THESE ARE DETAILED IN THE FUND'S PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

---------------

* The Lipper Global Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds within this investment objective, and is compiled by Lipper Inc.

** The Morgan Stanley Capital International World Index is a market-weighted average of the performance of securities listed on the stock exchanges of all developed countries.

*** The  Russell  2000  Growth  Index is an  unmanaged  index  (with no  defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.

WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
SCHEDULE OF INVESTMENTS--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----

COMMON STOCKS (90.6%)
AUSTRALIA (0.5%)
OIL & GAS (0.5%)
    Oil Search, Ltd.                                    601,000    $    543,569
                                                                   ------------
    TOTAL AUSTRALIA                                                     543,569
                                                                   ------------
AUSTRIA (1.0%)
ELECTRICAL EQUIPMENT (1.0%)
    Austria Technologie & Systemtechnik AG(DAGGER)       15,300       1,090,278
                                                                   ------------
    TOTAL AUSTRIA                                                     1,090,278
                                                                   ------------
BELGIUM (0.7%)
ELECTRICAL EQUIPMENT (0.7%)
    Lernout & Hauspie Speech Products NV(DAGGER)          7,700         744,975
                                                                   ------------
    TOTAL BELGIUM                                                       744,975
                                                                   ------------
CANADA (0.9%)
SOFTWARE (0.9%)
    Descartes Systems Group, Inc.(DAGGER)                27,900         959,400
                                                                   ------------
    TOTAL CANADA                                                        959,400
                                                                   ------------
DENMARK (0.5%)
COMMERCIAL SERVICES & SUPPLIES (0.5%)
    ISS A/S                                               8,800         557,177
                                                                   ------------
    TOTAL DENMARK                                                       557,177
                                                                   ------------
FINLAND (1.4%)
IT CONSULTING & SERVICES (0.4%)
    Stonesoft Oyj(DAGGER)                                21,200         396,031
                                                                   ------------
MACHINERY (1.1%)
    Metso Oyj(DAGGER)                                    93,000       1,228,825
                                                                   ------------
    TOTAL FINLAND                                                     1,624,856
                                                                   ------------
FRANCE (15.1%)
AEROSPACE & DEFENSE (1.4%)
    Thomson CSF                                          44,600       1,589,098
                                                                   ------------
BANKS (1.8%)
    Banque Nationale de Paris                            24,900       2,017,159
                                                                   ------------
COMMUNICATIONS EQUIPMENT (3.3%)
    Alcatel                                              10,800       2,509,591
    Thomson Multimedia(DAGGER)                           12,100       1,190,826
                                                                   ------------
                                                                      3,700,417
                                                                   ------------
CONSTRUCTION & ENGINEERING (0.9%)
    Compagnie Generale des Eaux                          24,400         956,087
                                                                   ------------
ELECTRICAL EQUIPMENT (1.6%)
    Alstom SA                                            72,400       1,808,367
                                                                   ------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----

COMMON STOCKS (CONT'D)
FRANCE (cont'd)
INDUSTRIAL CONGLOMERATES (0.7%)
    Compagnie Generale d'Industrie et de Participations  17,317    $    816,624
                                                                   ------------
MEDIA (0.9%)
    Lagardere Groupe SCA                                 15,000       1,018,325
                                                                   ------------
METALS & MINING (1.5%)
    Pechiney SA Class A                                  37,550       1,649,286
                                                                   ------------
MULTI-UTILITIES (1.0%)
    Vivendi                                              11,000       1,090,588
                                                                   ------------
OIL & GAS (2.2%)
    Total Fina Elf SA                                    15,970       2,428,848
                                                                   ------------
    TOTAL FRANCE                                                     17,074,799
                                                                   ------------
GERMANY (4.7%)
ELECTRIC UTILITIES (1.2%)
    Viag AG                                              70,040       1,353,072
                                                                   ------------
INDUSTRIAL CONGLOMERATES (2.0%)
    Siemens AG                                           15,400       2,277,604
                                                                   ------------
IT CONSULTING & SERVICES (0.5%)
    Intershop Communications AG(DAGGER)                   1,300         582,837
                                                                   ------------
MULTILINE RETAIL (1.0%)
    Metro AG                                             28,300       1,076,668
                                                                   ------------
    TOTAL GERMANY                                                     5,290,181
                                                                   ------------
IRELAND (0.8%)
BANKS (0.8%)
    Bank of Ireland                                     124,508         841,861
                                                                   ------------
    TOTAL IRELAND                                                       841,861
                                                                   ------------
ITALY (3.2%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.5%)
    Telecom Italia SpA                                  118,700       1,663,589
                                                                   ------------
TRANSPORTATION INFRASTRUCTURE (1.7%)
    Concessioni e Costruzioni Autostrade SpA            280,800       1,896,070
                                                                   ------------
    TOTAL ITALY                                                       3,559,659
                                                                   ------------
JAPAN (20.5%)
DIVERSIFIED FINANCIALS (5.2%)
    Daiwa Securities Co., Ltd.                           67,000       1,022,933
    Nikko Securities Co., Ltd.                           90,000       1,061,796
    Nomura Securities Co., Ltd.                          40,000       1,006,740
    Takefuji Corp.                                       14,900       1,575,872
    Shinko Securities Co., Ltd.(DAGGER)                 265,000       1,159,833
                                                                   ------------
                                                                      5,827,174
                                                                   ------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
JAPAN (cont'd)
DIVERSIFIED TELECOMMUNICATION SERVICES (2.5%)
    DDI Corp.                                                64    $    734,328
    Japan Telecom Co., Ltd.                                  26       1,323,197
    KDD Corp.                                             6,100         706,680
                                                                   ------------
                                                                      2,764,205
                                                                   ------------
ELECTRICAL EQUIPMENT (1.5%)
    Furukawa Electric Co., Ltd.                         118,000       1,636,712
                                                                   ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
    Hoya Corp.                                           16,000       1,628,550
                                                                   ------------
HOUSEHOLD DURABLES (3.0%)
    Sharp Corp.                                          92,000       1,774,935
    Sony Corp.                                           14,200       1,630,605
                                                                   ------------
                                                                      3,405,540
                                                                   ------------
INTERNET SOFTWARE & SERVICES (1.4%)
    Softbank Corp.                                        2,100         516,880
    Softbank Corp. (new)                                  4,200       1,037,646
                                                                   ------------
                                                                      1,554,526
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.5%)
    Tokyo Electron, Ltd.                                  9,400       1,531,707
    Tokyo Seimitsu Co., Ltd.                             12,600       1,317,460
                                                                   ------------
                                                                      2,849,167
                                                                   ------------
SPECIALTY RETAIL (0.8%)
    Jac Co., Ltd.                                        12,800         925,017
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES (2.2%)
    NTT Mobile Communications Network, Inc.                  74       2,471,880
                                                                   ------------
    TOTAL JAPAN                                                      23,062,771
                                                                   ------------
NETHERLANDS (3.0%)
HOUSEHOLD DURABLES (1.8%)
    Konin Philips                                        44,800       2,003,240
                                                                   ------------
MACHINERY (1.2%)
    IHC Caland NV                                        32,200       1,305,735
                                                                   ------------
    TOTAL NETHERLANDS                                                 3,308,975
                                                                   ------------
NEW ZEALAND (1.2%)
OIL & GAS (1.2%)
    Fletcher Challenge Energy                           585,201       1,351,492
                                                                   ------------
    TOTAL NEW ZEALAND                                                 1,351,492
                                                                   ------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
PORTUGAL (1.8%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
    Portugal Telecom SA                                 178,150    $  1,991,909
                                                                   ------------
    TOTAL PORTUGAL                                                    1,991,909
                                                                   ------------
SINGAPORE (2.3%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
    Keppel Telecommunications & Transportation, Ltd.    483,000         636,479
                                                                   ------------
MARINE (1.7%)
    Neptune Orient Lines, Ltd.                        2,138,000       1,915,815
                                                                   ------------
    TOTAL SINGAPORE                                                   2,552,294
                                                                   ------------
SPAIN (3.9%)
BANKS (1.6%)
    Banco Bilbao Vizcaya SA                             135,200       1,848,021
                                                                   ------------
FOOD & DRUG RETAILING (0.9%)
    Centros Comerciales Pryca SA                         82,400         999,411
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (1.4%)
    NH Hoteles SA                                       135,900       1,529,415
                                                                   ------------
    TOTAL SPAIN                                                       4,376,847
                                                                   ------------
SWEDEN (8.8%)
BANKS (1.9%)
    Nordbanken Holding AB                               330,700       2,087,027
                                                                   ------------
COMMUNICATIONS EQUIPMENT (3.5%)
    Telefonaktiebolaget LM Ericsson ADR                  43,800       3,873,563
                                                                   ------------
CONTAINERS & PACKAGING (1.0%)
    Assidoman AB                                         70,300       1,162,151
                                                                   ------------
HOUSEHOLD DURABLES (1.2%)
    Electrolux AB Series B                               80,000       1,353,780
                                                                   ------------
MACHINERY (1.2%)
    SKF AB Series B                                      62,500       1,340,376
                                                                   ------------
    TOTAL SWEDEN                                                      9,816,897
                                                                   ------------
UNITED KINGDOM (20.3%)
AEROSPACE & DEFENSE (1.9%)
    British Aerospace PLC                               342,330       2,110,571
                                                                   ------------
BANKS (2.2%)
    Bank of Scotland                                    146,700       1,307,322
    Lloyds TSB Group PLC                                115,600       1,135,995
                                                                   ------------
                                                                      2,443,317
                                                                   ------------
CONSTRUCTION MATERIALS (1.6%)
    Hanson PLC                                          248,600       1,836,124
                                                                   ------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
UNITED KINGDOM (cont'd)
DIVERSIFIED TELECOMMUNICATION SERVICES (6.0%)
    British Telecommunications PLC                      115,190    $  2,074,670
    Cable & Wireless PLC                                110,800       1,843,028
    Vodafone Group PLC                                  607,415       2,799,172
                                                                   ------------
                                                                      6,716,870
                                                                   ------------
INSURANCE (1.2%)
    Prudential Corp. PLC                                 88,656       1,367,867
                                                                   ------------
MEDIA (4.1%)
    EMAP PLC                                            124,200       2,407,974
    Reed International PLC                              312,500       2,173,605
                                                                   ------------
                                                                      4,581,579
                                                                   ------------
MULTILINE RETAIL (0.5%)
    Marks & Spencer PLC                                 152,000         558,352
                                                                   ------------
PHARMACEUTICALS (2.8%)
    Astrazeneca Group PLC                                41,000       1,725,176
    Smithkline Beecham PLC                              107,000       1,470,904
                                                                   ------------
                                                                      3,196,080
                                                                   ------------
    TOTAL UNITED KINGDOM                                             22,810,760
                                                                   ------------
TOTAL COMMON STOCKS (Cost $87,451,694)                              101,558,700
                                                                   ------------
PREFERRED STOCK (0.8%)
INSURANCE (0.8%)
    Marschollek, Lautenschlaeger und Partner AG .017%
    (Cost $430,956)                                       1,800         954,629
                                                                   ------------
SHORT TERM INVESTMENTS (4.9%)
    Institutional Money Market Trust                    167,064         167,064
    RBB Money Market Portfolio                        5,312,090       5,312,090
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS (Cost $5,479,154)                        5,479,154
                                                                   ------------
TOTAL INVESTMENTS AT VALUE (96.3%) (Cost $93,361,804*)              107,992,483

OTHER ASSETS IN EXCESS OF LIABILITIES (3.7%)                          4,161,867
                                                                   ------------
NET ASSETS (100.0%)                                                $112,154,350
                                                                   ============

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt
--------------------------------------------------------------------------------
(DAGGER) Non-income producing security.
*  Cost for federal income tax purposes is $93,439,553.


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (85.8%)
CANADA (6.5%)
COMMUNICATIONS EQUIPMENT (0.3%)
    Research in Motion, Ltd.(DAGGER)                     82,192  $    3,489,246
                                                                 --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
    OCI Communications, Inc.(DAGGER)                    780,700       8,483,235
                                                                 --------------
MEDIA (1.3%)
    Rogers Communications, Inc. Class B(DAGGER)         640,000      16,651,593
                                                                 --------------
OIL & GAS (2.4%)
    Anderson Exploration, Ltd.(DAGGER)                  424,800       6,794,919
    Berkley Petroleum Corp.(DAGGER)                     544,300       3,765,422
    Canadian Hunter Exploration, Ltd.(DAGGER)           234,300       4,435,643
    Canadian Natural Resources, Ltd.(DAGGER)            418,000      11,143,582
    Precision Drilling Corp.(DAGGER)                     97,700       3,105,753
                                                                 --------------
                                                                     29,245,319
                                                                 --------------
SOFTWARE (1.8%)
    Descartes Systems Group, Inc.(DAGGER)               638,200      21,945,851
                                                                 --------------
    TOTAL CANADA                                                     79,815,244
                                                                 --------------
DENMARK (0.8%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.8%)
    Tele Danmark AS Class B                             137,000      10,047,377
                                                                 --------------
    TOTAL DENMARK                                                    10,047,377
                                                                 --------------
FINLAND (2.0%)
COMMUNICATIONS EQUIPMENT (1.8%)
    Nokia Oyj Class A                                   392,000      22,540,027
                                                                 --------------
IT CONSULTING & SERVICES (0.2%)
    Stonesoft Oyj(DAGGER)                               134,300       2,508,816
                                                                 --------------
    TOTAL FINLAND                                                    25,048,843
                                                                 --------------
FRANCE (7.9%)
BANKS (0.4%)
    Banque Nationale de Paris                            67,600       5,476,303
                                                                 --------------
CONSTRUCTION & ENGINEERING (1.6%)
    Societe Generale d'Enterprises SA(DAGGER)           492,700      19,305,899
                                                                 --------------
ENERGY EQUIPMENT & SERVICES (0.3%)
    Coflexip SA                                          18,800       1,833,077
    Coflexip SA ADR                                      39,100       1,984,325
                                                                 --------------
                                                                      3,817,402
                                                                 --------------
MEDIA (1.4%)
    Publicis SA                                           6,025       2,931,820
    Lagardere Groupe SCA                                218,400      14,826,816
                                                                 --------------
                                                                     17,758,636
                                                                 --------------
METALS & MINING (1.2%)
    Pechiney SA Class A                                 330,000      14,494,391
                                                                 --------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
FRANCE (cont'd)
MULTILINE UTILITIES (1.5%)
    Vivendi                                             188,900  $   18,728,365
                                                                 --------------
OIL & GAS (1.5%)
    Total Fina Elf SA                                   124,607      18,951,246
                                                                 --------------
    TOTAL FRANCE                                                     98,532,242
                                                                 --------------
GERMANY (3.5%)
ELECTRIC UTILITIES (0.8%)
    Viag AG                                             528,400      10,207,930
                                                                 --------------
INDUSTRIAL CONGLOMERATES (2.2%)
    Siemens AG                                          182,600      27,005,878
                                                                 --------------
INSURANCE (0.5%)
    Hannover Rueckversicherungs AG                       94,600       6,034,318
                                                                 --------------
    TOTAL GERMANY                                                    43,248,126
                                                                 --------------
HONG KONG (1.2%)
WIRELESS TELECOMMUNICATION SERVICES (1.2%)
    China Telecom, Ltd.(DAGGER)                       1,600,000      11,554,786
    SmarTone Telecommunications Holdings, Ltd.        1,268,639       3,974,178
                                                                 --------------
                                                                     15,528,964
                                                                 --------------
    TOTAL HONG KONG                                                  15,528,964
                                                                 --------------
HUNGARY (1.4%)
BANKS (0.9%)
    OTP Bank                                            239,100      10,617,552
                                                                 --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
    Magyar Tavkozlesi                                   836,600       5,741,281
                                                                 --------------
    TOTAL HUNGARY                                                    16,358,833
                                                                 --------------
INDIA (1.3%)
BANKS (0.0%)
    State Bank of India, Ltd.                             6,250          29,801
                                                                 --------------
CHEMICALS (0.0%)
    Reliance Industries, Ltd.                            11,974          95,148
                                                                 --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)
    Mahanagar Telephone Nigam, Ltd.                         300           1,546
                                                                 --------------
IT CONSULTING & SERVICES (0.7%)
    NIIT, Ltd.                                          176,800       8,261,660
                                                                 --------------
METALS & MINING (0.0%)
    Hindalco Industries, Ltd.                               203           3,278
                                                                 --------------
OIL & GAS (0.0%)
    Bharat Petroleum Corp., Ltd.                            200             800
                                                                 --------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
INDIA (cont'd)
SOFTWARE (0.6%)
    Aptech, Ltd.                                        190,264  $    7,932,003
                                                                 --------------
    TOTAL INDIA                                                      16,324,236
                                                                 --------------
IRELAND (0.6%)
BANKS (0.6%)
    Bank of Ireland
      0.016%                                          1,093,659       7,394,773
                                                                 --------------
    TOTAL IRELAND                                                     7,394,773
                                                                 --------------
ITALY (4.9%)
DIVERSIFIED TELECOMMUNICATION SERVICES (2.2%)
    Olivetti SpA(DAGGER)                              3,100,000      10,282,580
    Telecom Italia SpA                                1,260,900      17,671,604
                                                                 --------------
                                                                     27,954,184
                                                                 --------------
MEDIA (1.7%)
    SEAT Pagine Gialle SpA                            4,908,932      21,605,939
                                                                 --------------
TRANSPORTATION INFRASTRUCTURE (0.9%)
    Concessioni e Costruzioni Autostrade SpA          1,663,200      11,230,567
                                                                 --------------
    TOTAL ITALY                                                      60,790,690
                                                                 --------------
JAPAN (21.5%)
CHEMICALS (0.6%)
    Asahi Chemical Industry Co., Ltd.                 1,320,000       7,597,188
                                                                 --------------
DIVERSIFIED FINANCIALS (4.3%)
    Daiwa Securities Co., Ltd.                          756,000      11,542,351
    Nikko Securities Co., Ltd.                          950,000      11,207,850
    Nomura Securities Co., Ltd.                         418,000      10,520,436
    Orix Corp.                                           86,400      12,327,831
    Shinko Securities Co., Ltd.                       1,791,000       7,838,722
                                                                 --------------
                                                                     53,437,190
                                                                 --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.4%)
    DDI Corp.                                               860       9,867,535
    Japan Telecom Co., Ltd.                                 120       6,107,064
    KDD Corp.                                           122,800      14,226,276
                                                                 --------------
                                                                     30,200,875
                                                                 --------------
ELECTRICAL EQUIPMENT (1.8%)
    Furukawa Electric Co., Ltd.                       1,650,000      22,886,223
                                                                 --------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
    Hoya Corp.                                          197,000      20,051,527
                                                                 --------------
HOUSEHOLD DURABLES (2.8%)
    Sharp Corp.                                       1,076,000      20,759,021
    Sony Corp.                                          125,000      14,353,914
                                                                 --------------
                                                                     35,112,935
                                                                 --------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
JAPAN (cont'd)
INTERNET SOFTWARE & SERVICES (1.5%)
    Softbank Corp.                                       25,300  $    6,227,170
    Softbank Corp. (new)                                 50,600      12,501,160
                                                                 --------------
                                                                     18,728,330
                                                                 --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (4.5%)
    Rohm Co., Ltd.                                       54,100      18,121,510
    Tokyo Electron, Ltd.                                131,000      21,346,132
    Tokyo Seimitsu Co., Ltd.                            158,000      16,520,534
                                                                 --------------
                                                                     55,988,176
                                                                 --------------
WIRELESS TELECOMMUNICATION SERVICES (2.0%)
    NTT DoCoMo, Inc.                                        750      25,052,842
                                                                 --------------
    TOTAL JAPAN                                                     269,055,286
                                                                 --------------
MEXICO (0.3%)
BANKS (0.3%)
    Grupo Financiero Banamex Accival SA de CV         1,200,000       4,334,330
                                                                 --------------
    TOTAL MEXICO                                                      4,334,330
                                                                 --------------
NETHERLANDS (1.5%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
    Completel Europe NV(DAGGER)                          70,000       1,231,103
                                                                 --------------
MACHINERY (0.6%)
    IHC Caland NV                                       190,000       7,704,645
                                                                 --------------
MEDIA (0.8%)
    Verenigde Nederlandse Uitgeversbedrijven
      Verenigd Bezit                                    191,700      10,280,342
                                                                 --------------
    TOTAL NETHERLANDS                                                19,216,090
                                                                 --------------
PORTUGAL (1.6%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.6%)
    Portugal Telecom SA                               1,829,100      20,451,304
                                                                 --------------
    TOTAL PORTUGAL                                                   20,451,304
                                                                 --------------
SINGAPORE (2.3%)
BANKS (0.8%)
    Overseas Union Bank, Ltd.                         2,194,288      10,024,040
                                                                 --------------
COMPUTERS & PERIPHERALS (0.6%)
    National Steel Electronics Co.                    1,261,000       7,237,619
                                                                 --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
    Venture Manufacturing, Ltd.                         339,000       3,970,857
                                                                 --------------
MARINE (0.6%)
    Neptune Orient Lines, Ltd.(DAGGER)                8,039,000       7,203,574
                                                                 --------------
    TOTAL SINGAPORE                                                  28,436,090
                                                                 --------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
SOUTH KOREA (5.7%)
BANKS (0.5%)
    Shinhan Bank                                        702,350  $    6,740,497
                                                                 --------------
HOUSEHOLD DURABLES (0.2%)
    Telson Electronics Co., Ltd.(DAGGER)                137,000       1,962,937
                                                                 --------------
INTERNET SOFTWARE & SERVICES (0.0%)
    Daum Communications Corp.(DAGGER)                    11,500         544,059
                                                                 --------------
MEDIA (0.6%)
    Cheil Communications, Inc.(DAGGER)                   70,000       7,348,736
                                                                 --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.1%)
    Samsung Electronics Co.                              97,200      26,277,027
                                                                 --------------
WIRELESS TELECOMMUNICATION SERVICES (2.3%)
    SK Telecom Co., Ltd.                                 58,000      15,418,379
    SK Telecom Co., Ltd. ADR                            403,100      12,924,394
                                                                 --------------
                                                                     28,342,773
                                                                 --------------
    TOTAL SOUTH KOREA                                                71,216,029
                                                                 --------------
SPAIN (1.7%)
BANKS (1.0%)
    Banco Bilbao Vizcaya Argentaria SA                  900,000      12,301,916
                                                                 --------------
FOOD & DRUG RETAILING (0.7%)
    Centros Comerciales Continente SA                   280,610       4,372,585
    Centros Comerciales Pryca SA                        357,830       4,340,041
                                                                 --------------
                                                                      8,712,626
                                                                 --------------
    TOTAL SPAIN                                                      21,014,542
                                                                 --------------
SWEDEN (4.6%)
BANKS (1.2%)
    Nordic Baltic Holding AB                          2,285,400      14,423,018
                                                                 --------------
COMMUNICATIONS EQUIPMENT (1.7%)
    Telefonaktiebolaget LM Ericsson ADR                 238,800      21,118,875
                                                                 --------------
CONTAINERS & PACKAGING (0.6%)
    Assidoman AB                                        436,500       7,215,916
                                                                 --------------
MACHINERY (1.1%)
    SKF AB Series B                                     620,100      13,298,677
                                                                 --------------
    TOTAL SWEDEN                                                     56,056,486
                                                                 --------------
SWITZERLAND (0.8%)
PHARMACEUTICALS (0.8%)
    Roche Holding AG                                        941       9,850,396
                                                                 --------------
    TOTAL SWITZERLAND                                                 9,850,396
                                                                 --------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
TAIWAN (3.0%)
ELECTRIC EQUIPMENT (0.7%)
    Siliconware Corp.(DAGGER)                         5,259,000  $    8,931,151
                                                                 --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.3%)
    Taiwan Semiconductor Manufacturing Co.(DAGGER)    3,099,850      19,943,796
    United Microelectronics Co., Ltd.(DAGGER)         2,500,000       8,450,478
                                                                 --------------
                                                                     28,394,274
                                                                 --------------
    TOTAL TAIWAN                                                     37,325,425
                                                                 --------------
TURKEY (0.6%)
BANKS (0.6%)
    Yapi Ve Kredi Bankasi AS                        245,302,200       7,831,478
                                                                 --------------
    TOTAL TURKEY                                                      7,831,478
                                                                 --------------
UNITED KINGDOM (12.1%)
AEROSPACE & DEFENSE (1.3%)
    British Aerospace PLC                             2,619,341      16,149,060
                                                                 --------------
BANKS (1.8%)
    Bank of Scotland                                  2,450,000      21,833,263
                                                                 --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.5%)
    British Telecommunications PLC                    1,060,197      19,095,047
                                                                 --------------
ENERGY SOURCES (1.2%)
    BP Amoco PLC                                      1,699,000      14,741,910
                                                                 --------------
INSURANCE (0.9%)
    Prudential PLC                                      749,907      11,570,261
                                                                 --------------
MEDIA (0.9%)
    Reed International PLC                            1,674,500      11,647,045
                                                                 --------------
PHARMACEUTICALS (2.2%)
    Astrazeneca Group PLC                               367,400      15,459,263
    Smithkline Beecham PLC                              853,800      11,736,990
                                                                 --------------
                                                                     27,196,253
                                                                 --------------
WIRELESS TELECOMMUNICATION SERVICES (2.3%)
    Vodafone AirTouch PLC                             6,132,318      28,259,782
                                                                 --------------
    TOTAL UNITED KINGDOM                                            150,492,621
                                                                 --------------
TOTAL COMMON STOCKS (Cost $882,430,264)                           1,068,369,405
                                                                 --------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
PREFERRED STOCKS (1.3%)
GERMANY (1.3%)
HEALTH CARE PROVIDERS & SERVICES (0.6%)
    Fresenius Medical Care AG ADR                       472,999  $    6,976,735
                                                                 --------------
INSURANCE (0.7%)
    Marschollek, Lautenschlaeger und Partner AG          15,400       8,167,379
                                                                 --------------
    TOTAL GERMANY                                                    15,144,114
                                                                 --------------
TOTAL PREFERRED STOCKS (Cost $11,550,134)                            15,144,114
                                                                 --------------
WARRANTS (1.3%)
CANADA (1.3%)
DIVERSIFIED TELECOMMUNCATION SERVICES (1.0%)
    OCI Communications, Inc.(DAGGER)                  1,076,000      11,692,021
                                                                 --------------
INTERNET SOFTWARE & SERVICES (0.3%)
    Wysdom Private Placement(DAGGER)                    365,254       4,163,896
                                                                 --------------
    TOTAL CANADA                                                     15,855,917
                                                                 --------------
TOTAL WARRANTS (Cost $17,450,216)                                    15,855,917
                                                                 --------------
SHORT-TERM INVESTMENTS (7.4%)
    Institutional Money Market Trust                 32,844,697      32,844,697
    RBB Select Sweep                                 58,629,036      58,629,036
                                                                 --------------
TOTAL SHORT-TERM INVESTMENTS (Cost $91,473,733)                      91,473,733
                                                                 --------------
TOTAL INVESTMENTS AT VALUE (95.8%) (Cost $1,002,904,347*)         1,190,843,169

OTHER ASSETS IN EXCESS OF LIABILITIES (4.2%)                         51,907,838
                                                                 --------------
NET ASSETS (100.0%)                                              $1,242,751,007
                                                                 ==============
                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
--------------------------------------------------------------------------------
(DAGGER) Non-income producing security.
*  Also cost for federal income tax purposes is $1,002,904,347.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
SCHEDULE OF INVESTMENTS--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (90.2%)
AUSTRALIA (1.1%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
    AAPT, Ltd.(DAGGER)                                  144,700    $    578,372
                                                                   ------------
MEDIA (0.2%)
    BMCmedia.com, Ltd.(DAGGER)                          176,400         207,921
                                                                   ------------
SOFTWARE (0.5%)
    Open Telecommunications, Ltd.(DAGGER)               625,000         663,743
                                                                   ------------
    TOTAL AUSTRALIA                                                   1,450,036
                                                                   ------------
BELGIUM (1.8%)
ELECTRICAL EQUIPMENT (1.4%)
    Lernout & Hauspie Products NV(DAGGER)                19,400       1,876,950
                                                                   ------------
INTERNET SOFTWARE & SERVICES (0.4%)
    Arinso International SA(DAGGER)                      18,000         541,284
                                                                   ------------
    TOTAL BELGIUM                                                     2,418,234
                                                                   ------------
BRAZIL (0.2%)
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
    Celular CRT Participacoes SA                        839,800         316,475
                                                                   ------------
    TOTAL BRAZIL                                                        316,475
                                                                   ------------
CANADA (3.6%)
AIRLINES (0.6%)
    CYBERplex, Inc.(DAGGER)                              67,600         773,335
                                                                   ------------
DIVERSIFIED FINANCIALS (0.8%)
    Versus Technologies, Inc.(DAGGER)                   158,222       1,035,834
                                                                   ------------
INTERNET & CATALOG RETAIL (0.1%)
    Chapters Online, Inc.(DAGGER)                        60,800         196,968
                                                                   ------------
INTERNET SOFTWARE & SERVICES (0.3%)
    BCE Emergis, Inc.(DAGGER)                             7,500         362,937
                                                                   ------------
SOFTWARE (1.8%)
    Descartes Systems Group, Inc.(DAGGER)                71,600       2,462,117
                                                                   ------------
    TOTAL CANADA                                                      4,831,191
                                                                   ------------
DENMARK (0.2%)
BIOTECHNOLOGY (0.2%)
    Bavarian Nordic Research Institute AS(DAGGER)        10,786         316,412
                                                                   ------------
    TOTAL DENMARK                                                       316,412
                                                                   ------------
FINLAND (3.2%)
COMMUNICATIONS EQUIPMENT (0.4%)
    Eimo Oyj                                             60,000         546,752
                                                                   ------------
IT CONSULTING & SERVICES (0.1%)
    Stonesoft Oyj(DAGGER)                                10,100         188,675
                                                                   ------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
FINLAND (cont'd)
MACHINERY (0.9%)
    Metso Oyj(DAGGER)                                    86,000    $  1,136,333
                                                                   ------------
SOFTWARE (1.8%)
    Comptel Oyj(DAGGER)                                 104,500       2,367,317
                                                                   ------------
    TOTAL FINLAND                                                     4,239,077
                                                                   ------------
FRANCE (1.7%)
IT CONSULTING & SERVICES (0.5%)
    FI System(DAGGER)                                    12,995         723,530
                                                                   ------------
MEDIA (0.6%)
    Ipsos SA(DAGGER)                                      6,550         758,026
                                                                   ------------
TEXTILES & APPAREL (0.6%)
    AIGLE                                                13,002         747,616
                                                                   ------------
    TOTAL FRANCE                                                      2,229,172
                                                                   ------------
GERMANY (7.3%)
AUTOMOBILES (0.6%)
    CinemaxX AG(DAGGER)                                  41,816         777,341
                                                                   ------------
ELECTRICAL EQUIPMENT (1.6%)
    Muehlbauer Holding AG & Co.                          32,745       2,088,729
                                                                   ------------
HOUSEHOLD DURABLES (0.4%)
    Zapf Creation AG(DAGGER)                              9,300         580,514
                                                                   ------------
INSURANCE (0.9%)
    Kinowelt Medien AG(DAGGER)                           21,500       1,146,129
                                                                   ------------
INTERNET SOFTWARE & SERVICES (1.0%)
    Biodata Information Technology AG(DAGGER)             2,000         574,089
    Articon Information Systems AG(DAGGER)               10,000         756,340
                                                                   ------------
                                                                      1,330,429
                                                                   ------------
INTERNET & CATALOG RETAIL (0.6%)
    DCI Database for Commerce and Industry AG(DAGGER)    14,000         841,998
                                                                   ------------
IT CONSULTING & SERVICES (0.7%)
    Intershop Communications AG(DAGGER)                   2,150         963,923
                                                                   ------------
MACHINERY (1.5%)
    Jenoptik AG                                          70,000       2,015,692
                                                                   ------------
    TOTAL GERMANY                                                     9,744,755
                                                                   ------------
HONG KONG (0.5%)
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
    SmarTone Telecommunications Holdings, Ltd.          227,331         712,144
                                                                   ------------
    TOTAL HONG KONG                                                     712,144
                                                                   ------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
INDIA (0.9%)
SOFTWARE (0.9%)
    Aptech, Ltd.                                         30,000    $  1,250,684
                                                                   ------------
    TOTAL INDIA                                                       1,250,684
                                                                   ------------
IRELAND (1.9%)
COMMERCIAL SERVICES & SUPPLIES (0.9%)
    ICON PLC(DAGGER)                                     84,230       1,182,025
                                                                   ------------
DIVERSIFIED FINANCIALS (1.0%)
    Irish Permanent PLC                                 157,800       1,308,541
                                                                   ------------
    TOTAL IRELAND                                                     2,490,566
                                                                   ------------
ISRAEL (2.5%)
COMMUNICATIONS EQUIPMENT (0.7%)
    AudioCodes, Ltd. (DAGGER)                            12,600         945,000
                                                                   ------------
INTERNET SOFTWARE & SERVICES (1.2%)
    Internet Gold(DAGGER)                                71,940         827,310
    BackWeb Technologies, Ltd.(DAGGER)                   31,500         738,281
                                                                   ------------
                                                                      1,565,591
                                                                   ------------
SOFTWARE (0.6%)
    Tecnomatix Technologie, Ltd.(DAGGER)                 21,500         733,687
                                                                   ------------
    TOTAL ISRAEL                                                      3,244,278
                                                                   ------------
ITALY (1.5%)
INSURANCE (1.0%)
    Bayerische Vita SpA                                 181,900       1,317,768
                                                                   ------------
INTERNET & CATALOG RETAIL (0.5%)
    Freedomland - Internet Television Network SpA(DAGGER) 8,600         704,526
                                                                   ------------
    TOTAL ITALY                                                       2,022,294
                                                                   ------------
JAPAN (21.2%)
AIRLINES (0.6%)
    Honda Tsushin Kogyo Co., Ltd.                        20,000         749,503
                                                                   ------------
BUILDING PRODUCTS (1.1%)
    KOA Corp.                                            50,000       1,452,741
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES (0.9%)
    Drake Beam Morin-Japan, Inc.                          5,000       1,221,413
                                                                   ------------
COMMUNICATIONS EQUIPMENT (1.5%)
    Yokowo Co., Ltd.                                     70,000       1,969,065
                                                                   ------------
DIVERSIFIED FINANCIALS (2.9%)
    Kokusai Securities Co., Ltd.                         60,000         854,989
    Shinko Securities Co., Ltd.(DAGGER)                 675,000       2,954,292
                                                                   ------------
                                                                      3,809,281
                                                                   ------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
JAPAN (cont'd)
HOTELS RESTAURANTS & LEISURE (0.7%)
    HIS Co., Ltd.                                        15,000    $    902,180
                                                                   ------------
INDUSTRIAL CONGLOMERATES (1.0%)
    Towa Corp.                                           36,000       1,345,775
                                                                   ------------
INTERNET SOFTWARE & SERVICES (0.6%)
    Internet Initiative Japan, Inc. ADR(DAGGER)          12,800         768,000
                                                                   ------------
IT CONSULTING & SERVICES (1.5%)
    Meitec Corp.                                         65,000       2,038,927
                                                                   ------------
MACHINERY (2.1%)
    Justsystem Corp. (DAGGER)                            25,700       1,414,942
    Nippon Thompson Co., Ltd.                           130,000       1,348,458
                                                                   ------------
                                                                      2,763,400
                                                                   ------------
MEDIA (0.5%)
    Nippon Broadcasting System, Inc.                      9,000         643,740
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.5%)
    Tokyo Seimitsu Co., Ltd.                              7,100         742,378
    Disco Corp.                                           7,800       1,234,182
                                                                   ------------
                                                                      1,976,560
                                                                   ------------
SOFTWARE (1.7%)
    INTEC, Inc.(DAGGER)                                  44,000       1,148,128
    Capcom Co., Ltd.                                     29,250       1,082,616
                                                                   ------------
                                                                      2,230,744
                                                                   ------------
SPECIALTY RETAIL (2.3%)
    Paris Miki, Inc.                                     30,000       1,909,845
    SHIMACHU Co., Ltd.                                   70,000       1,191,803
                                                                   ------------
                                                                      3,101,648
                                                                   ------------
TEXTILES & APPAREL (0.9%)
    Sazaby, Inc.                                         24,000       1,254,724
                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS (1.4%)
    Misumi Corp.                                         19,470       1,897,068
                                                                   ------------
    TOTAL JAPAN                                                      28,124,769
                                                                   ------------
LUXEMBURG (0.6%)
INTERNET SOFTWARE & SERVICES (0.6%)
    Thiel Logistik AG(DAGGER)                            13,500         842,681
                                                                   ------------
    TOTAL LUXEMBURG                                                     842,681
                                                                   ------------
NETHERLANDS (5.5%)
CONSTRUCTION & ENGINEERING (0.5%)
    Fugro NV                                             15,400         722,715
                                                                   ------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
NETHERLANDS (cont'd)
CONTAINERS & PACKAGING (0.4%)
    Ifco Systems NV(DAGGER)                              23,400    $    569,333
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.2%)
    Detron Group NV(DAGGER)                              74,700       1,545,203
                                                                   ------------
HOUSEHOLD DURABLES (0.8%)
    Beter Bed Holding NV                                 31,000       1,042,382
                                                                   ------------
OIL & GAS (0.6%)
    Petroplus International NV                           75,745         793,763
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.2%)
    BE Semiconductor Industries NV(DAGGER)               80,650       1,638,884
                                                                   ------------
SOFTWARE (0.8%)
    Seagull Holding NV(DAGGER)                           49,565       1,111,090
                                                                   ------------
    TOTAL NETHERLANDS                                                 7,423,370
                                                                   ------------
NORWAY (0.3%)
OIL & GAS (0.3%)
    Navis ASA(DAGGER)                                   450,000         452,677
                                                                   ------------
    TOTAL NORWAY                                                        452,677
                                                                   ------------
PHILLIPPINES (0.5%)
MEDIA (0.5%)
    ABS-CBN Broadcasting Corp.(DAGGER)                  558,000         662,295
                                                                   ------------
    TOTAL PHILLIPPINES                                                  662,295
                                                                   ------------
SINGAPORE (1.5%)
COMPUTERS & PERIPHERALS (0.1%)
    National Steel Electronics Co.                       30,000         172,188
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
    Keppel Telecommunications & Transportation, Ltd.    662,000         872,359
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICES (0.7%)
    Parkway Holdings, Ltd.                              348,000         998,688
                                                                   ------------
    TOTAL SINGAPORE                                                   2,043,235
                                                                   ------------
SOUTH AFRICA (1.0%)
INSURANCE (0.6%)
    Fedsure Holdings, Ltd.                              141,175         783,002
                                                                   ------------
MEDIA (0.4%)
    Primedia, Ltd.(DAGGER)                              530,300         557,735
                                                                   ------------
    TOTAL SOUTH AFRICA                                                1,340,737
                                                                   ------------
SOUTH KOREA (1.4%)
CONSTRUCTION & ENGINEERING (0.0%)
    Daelim Industrial Co.                                 2,072          11,558
                                                                   ------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
SOUTH KOREA (cont'd)
HOUSEHOLD DURABLES (0.7%)
    Telson Electronics Co., Ltd.(DAGGER)                 62,000    $    888,337
                                                                   ------------
INTERNET SOFTWARE & SERVICES (0.1%)
    Daum Communications Corp.(DAGGER)                     2,650         125,370
                                                                   ------------
MEDIA (0.6%)
    Cheil Communications, Inc.(DAGGER)                    7,000         734,874
                                                                   ------------
    TOTAL SOUTH KOREA                                                 1,760,139
                                                                   ------------
SPAIN (5.0%)
DIVERSIFIED FINANCIALS (0.9%)
    Dinamia Capital Privado Sociedad de Capital
    Riesgo SA(DAGGER)                                    97,400       1,189,331
                                                                   ------------
ENERGY EQUIPMENT & SERVICES (1.0%)
    Abengoa SA                                           41,825       1,391,130
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (1.1%)
    NH Hoteles SA                                       127,200       1,431,506
                                                                   ------------
IT CONSULTING & SERVICES (0.8%)
    Indra Sistemas SA                                    47,875       1,126,866
                                                                   ------------
REAL ESTATE (0.4%)
    Prima Inmobiliaria SA(DAGGER)                        57,300         467,322
                                                                   ------------
SPECIALTY RETAIL (0.8%)
    Cortefiel SA                                         47,800       1,010,543
                                                                   ------------
    TOTAL SPAIN                                                       6,616,698
                                                                   ------------
SWEDEN (5.1%)
BIOTECHNOLOGY (0.4%)
    OXiGENE, Inc.(DAGGER)                                43,900         588,425
                                                                   ------------
COMMUNICATIONS EQUIPMENT (1.0%)
    HiQ International AB                                 14,035       1,387,398
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
    Micronic Laser System AB                             55,700       1,135,438
                                                                   ------------
INTERNET SOFTWARE & SERVICES (0.5%)
    Cell Network Group AB                                34,525         647,871
                                                                   ------------
IT CONSULTING & SERVICES (1.9%)
    Industrial & Financial Systems, IFS AB(DAGGER)        5,566         105,069
    Proffice AB                                          81,600       1,731,766
    Protect Data AB                                      59,880         712,323
                                                                   ------------
                                                                      2,549,158
                                                                   ------------
REAL ESTATE (0.4%)
    Kungsleden AB(DAGGER)                                64,700         520,334
                                                                   ------------
    TOTAL SWEDEN                                                      6,828,624
                                                                   ------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
SWITZERLAND (2.7%)
COMPUTERS & PERIPHERALS (1.2%)
    Logitech International SA(DAGGER)                     2,430    $  1,607,307
                                                                   ------------
LEISURE EQUIPMENT & PRODUCTS (0.4%)
    Gretag Imaging Group(DAGGER)                          2,900         584,052
                                                                   ------------
MACHINERY (1.1%)
    Mikron Holding AG                                       800         578,908
    Saurer AG(DAGGER)                                     1,800         889,287
                                                                   ------------
                                                                      1,468,195
                                                                   ------------
    TOTAL SWITZERLAND                                                 3,659,554
                                                                   ------------
TAIWAN (1.5%)
ELECTRICAL EQUIPMENT (1.2%)
    Phoenixtec Power Co., Ltd.(DAGGER)                   12,000          28,609
    Siliconware Corp.(DAGGER)                           898,000       1,525,038
                                                                   ------------
                                                                      1,553,647
                                                                   ------------
SOFTWARE (0.3%)
    Phoenix Technologies, Ltd.(DAGGER)                   22,300         437,637
                                                                   ------------
    TOTAL TAIWAN                                                      1,991,284
                                                                   ------------
THAILAND (0.8%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.8%)
    Hana Microelectronics Public Co., Ltd.              147,500       1,115,434
                                                                   ------------
    TOTAL THAILAND                                                    1,115,434
                                                                   ------------
UNITED KINGDOM (13.7%)
BIOTECHNOLOGY (1.2%)
    Oxford GlycoSciences PLC(DAGGER)                     62,700       1,582,071
                                                                   ------------
COMMUNICATIONS EQUIPMENT (1.1%)
    Filtronic Comtek PLC                                 51,800       1,414,438
                                                                   ------------
DIVERSIFIED FINANCIALS (0.7%)
    Provident Financial PLC                             115,200         988,753
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (1.0%)
    Luminar PLC                                          62,800         781,242
    Holmes Place PLC                                    143,500         564,740
                                                                   ------------
                                                                      1,345,982
                                                                   ------------
HOUSEHOLD DURABLES (0.9%)
    Mentmore Abbey PLC                                  412,500       1,145,727
                                                                   ------------
INSURANCE (1.1%)
    Britannic PLC                                       105,000       1,426,159
                                                                   ------------
IT CONSULTING & SERVICES (1.2%)
    Itnet PLC                                           129,800       1,548,722
                                                                   ------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
UNITED KINGDOM (cont'd)
MEDIA (1.9%)
    Informa Group PLC(DAGGER)                           163,300    $  1,750,393
    Eyretel PLC(DAGGER)                                 334,800         793,701
                                                                   ------------
                                                                      2,544,094
                                                                   ------------
REAL ESTATE (1.9%)
    Prestbury Group PLC(DAGGER)                       1,161,900       1,036,340
    Burford Holdings PLC                              1,100,300       1,429,052
    Burford Holdings PLC Class C(DAGGER)                 42,200           7,424
                                                                   ------------
                                                                      2,472,816
                                                                   ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.5%)
    Dialog Semiconductor PLC(DAGGER)                      5,500         606,439
                                                                   ------------
SOFTWARE (2.2%)
    Diagonal PLC                                         88,740         774,146
    Autonomy Corp. PLC(DAGGER)                            9,550       1,270,150
    Kewill Systems PLC                                   44,220         936,215
                                                                   ------------
                                                                      2,980,511
                                                                   ------------
    TOTAL UNITED KINGDOM                                             18,055,712
                                                                   ------------
UNITED STATES (3.0%)
ELECTRICAL EQUIPMENT (2.3%)
    DSP Group, Inc.(DAGGER)                              42,700       3,037,037
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
    AsiaInfo Holdings, Inc.(DAGGER)                      22,000         957,000
                                                                   ------------
    TOTAL UNITED STATES                                               3,994,037
                                                                   ------------
TOTAL COMMON STOCKS (Cost $119,764,111)                             120,176,564
                                                                   ------------
PREFERRED STOCKS (1.5%)
GERMANY (1.5%)
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
    Sartorius AG                                         76,600         586,337
                                                                   ------------
INSURANCE (1.1%)
    Marschollek, Lautenschlaeger und Partner AG           2,670       1,416,033
                                                                   ------------
    TOTAL GERMANY                                                     2,002,370
                                                                   ------------
TOTAL PREFERRED STOCKS (Cost $1,014,955)                              2,002,370
                                                                   ------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
WARRANTS (1.0%)
CANADA (1.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
    OCI Communications, Inc. (Special Warrants)
    Exp. 03/28/2001(DAGGER)                              90,000    $    977,957
                                                                   ------------
INTERNET SOFTWARE & SERVICES (0.3%)
    Wysdom Private Placement(DAGGER)                     29,000         330,600
                                                                   ------------
    TOTAL CANADA                                                      1,308,557
                                                                   ------------
UNITED KINGDOM (0.0%)
HOTEL RESTAURANTS & LEISURE (0.0%)
    Luminar PLC Wts., 02/28/2009(DAGGER)                    130             580
                                                                   ------------
    TOTAL UNITED KINGDOM                                                    580
                                                                   ------------
TOTAL WARRANTS (Cost $1,441,909)                                      1,309,137
                                                                   ------------
SHORT TERM INVESTMENTS (0.0%)
    RBB Select Sweep (Cost $761)                            761             761
                                                                   ------------
TOTAL INVESTMENTS AT VALUE (92.7%) (Cost $122,221,736*)             123,488,832

OTHER ASSETS IN EXCESS OF LIABILITIES (7.3%)                          9,721,766
                                                                   ------------
NET ASSETS (100.0%)                                                $133,210,598
                                                                   ============

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt
--------------------------------------------------------------------------------
(DAGGER) Non-income producing security.
*  Cost for federal income tax purposes is $122,437,193.


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (76.9%)
AUSTRALIA (0.0%)
OIL & GAS (0.0%)
    Novus Petroleum, Ltd.                                   682     $       557
                                                                    -----------
    TOTAL AUSTRALIA                                                         557
                                                                    -----------
BRAZIL (8.3%)
BANKS (0.9%)
    Uniao de Bancos Brasileiros SA GDR                   31,670         789,771
                                                                    -----------
BEVERAGES (0.8%)
    Companhia Cervejaria Brahma ADR                      46,700         723,850
                                                                    -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (5.0%)
    Embratel Participacoes SA ADR(DAGGER)                64,700       1,455,750
    Tele Centro Sul Participacoes SA ADR                 18,700       1,192,125
    Tele Norte Leste Participacoes SA ADR                76,855       1,368,980
    Telecommunications de Sao Paulo SA ADR               21,000         530,250
                                                                    -----------
                                                                      4,547,105
                                                                    -----------
FOOD & DRUG RETAILING (0.9%)
    Companhia Brasileira de Distribuicao Grupo Pao
    de Acucar ADR                                        29,230         833,055
                                                                    -----------
PAPER & FOREST PRODUCTS (0.7%)
    Aracruz Celulose ADR                                 34,400         642,850
                                                                    -----------
    TOTAL BRAZIL                                                      7,536,631
                                                                    -----------
CHILE (1.4%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
    Companhia de Telecomunicaciones de Chile SA ADR      70,300       1,300,550
                                                                    -----------
    TOTAL CHILE                                                       1,300,550
                                                                    -----------
CHINA (2.6%)
CHEMICALS (1.8%)
    Yizheng Chemical Fibre Co., Ltd.(DAGGER)          8,570,000       1,661,411
                                                                    -----------
ELECTRIC UTILITIES (0.8%)
    Huaneng Power International, Inc. ADR                79,200         732,600
                                                                    -----------
    TOTAL CHINA                                                       2,394,011
                                                                    -----------
EGYPT (0.1%)
BANKS (0.1%)
    Commercial International Bank, Ltd.                      26             283
    Mibbank International                                 5,410          90,782
                                                                    -----------
                                                                         91,065
                                                                    -----------
    TOTAL EGYPT                                                          91,065
                                                                    -----------
GREECE (0.5%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
    Hellenic Telecommunication Organization
    SA ADR(DAGGER)                                       39,601         462,837
                                                                    -----------
    TOTAL GREECE                                                        462,837
                                                                    -----------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
HONG KONG (5.9%)
COMPUTERS & PERIPHERALS (1.6%)
    Legend Holdings, Ltd.                             1,248,000     $ 1,450,049
                                                                    -----------
DIVERSIFIED FINANCIALS (0.0%)
    Beijing Enterprises Holding Co.(DAGGER)              11,100          12,113
                                                                    -----------
HOUSEHOLD DURABLES (0.0%)
    Guangdong Kelon Electrical Holdings Co., Ltd.        40,738          25,366
                                                                    -----------
INTERNET SOFTWARE & SERVICES (0.3%)
    Pacific Century Cyberworks, Ltd.(DAGGER)            163,000         303,442
                                                                    -----------
PERSONAL PRODUCTS (0.0%)
    Li & Fung, Ltd.                                      10,000          38,644
                                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES (4.0%)
    China Telecommunications, Ltd. ADR                   16,100       2,361,669
    China Telecommunications, Ltd.(DAGGER)              176,000       1,271,026
                                                                    -----------
                                                                      3,632,695
                                                                    -----------
    TOTAL HONG KONG                                                   5,462,309
                                                                    -----------
HUNGARY (1.1%)
BANKS (0.3%)
    OTP Bank                                              5,364         238,196
    OTP Bank Rt. GDR 144A                                 1,400          62,169
                                                                    -----------
                                                                        300,365
                                                                    -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
    Matav RT ADR                                         14,800         515,225
                                                                    -----------
OIL & GAS (0.0%)
    MOL Magyar Olaj - Es Gazipari                         1,100          19,415
                                                                    -----------
PHARMACEUTICALS (0.2%)
    Gedeon Richter                                        3,000         166,500
                                                                    -----------
    TOTAL HUNGARY                                                     1,001,505
                                                                    -----------
INDIA (5.7%)
AUTOMOBILES (0.0%)
    Mahindra & Mahindra, Ltd.                             1,750          10,665
    Mahindra & Mahindra, Ltd. GDR                         2,000          13,500
                                                                    -----------
                                                                         24,165
                                                                    -----------
BANKS (0.0%)
    State Bank of India, Ltd. GDR                         1,600          15,200
                                                                    -----------
BEVERAGES (0.1%)
    ITC Agro-Tech, Ltd. GDR(DAGGER)                       2,200          37,510
                                                                    -----------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
INDIA (cont'd)
CHEMICALS (0.2%)
    Grasim Industries, Ltd.                                 500     $     4,123
    Reliance Industries, Ltd.                             4,659          37,021
    Reliance Industries, Ltd. GDR                         4,304         112,012
                                                                    -----------
                                                                        153,156
                                                                    -----------
DIVERSIFIED FINANCIALS (1.0%)
    Icici, Ltd.(DAGGER)                                  34,600         877,975
    Morgan Stanley India Investment Fund, Inc.              100           1,212
                                                                    -----------
                                                                        879,187
                                                                    -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
    Videsh Sanchar Nigam, Ltd.                           30,800         585,200
                                                                    -----------
GAS UTILITIES (0.0%)
    Gas Authority of India, Ltd.                          2,400          15,600
                                                                    -----------
INDUSTRIAL CONGLOMERATES (0.0%)
    Larsen & Toubro, Ltd. GDR                             1,800          24,750
    Larsen & Toubro, Ltd.                                 2,093          11,195
                                                                    -----------
                                                                         35,945
                                                                    -----------
INTERNET & SOFTWARE SERVICES (0.1%)
    SSI, Ltd.(DAGGER)                                     8,400          73,500
                                                                    -----------
IT CONSULTING & SERVICES (1.3%)
    Aptech, Ltd.                                         27,730       1,156,049
                                                                    -----------
METALS & MINING (0.1%)
    Hindalco Industries, Ltd.                             4,000          68,000
                                                                    -----------
OIL & GAS (0.1%)
    Hindustan Petroleum Corp., Ltd.                      32,400          83,011
                                                                    -----------
PHARMACEUTICALS (0.1%)
    Ranbaxy Laboratories, Ltd.                            2,800          53,410
                                                                    -----------
SOFTWARE (2.1%)
    Pentamedia Graphics, Ltd.                            41,777         608,146
    Satyam Computers                                     18,600       1,329,298
                                                                    -----------
                                                                      1,937,444
                                                                    -----------
    TOTAL INDIA                                                       5,117,377
                                                                    -----------
ISRAEL (0.5%)
IT CONSULTING & SERVICES (0.5%)
    Check Point Software Technologies, Ltd.               2,536         438,728
                                                                    -----------
    TOTAL ISRAEL                                                        438,728
                                                                    -----------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
MALAYSIA (9.8%)
BANKS (2.5%)
    Commerce Asset Holdings BHD                         172,300     $   485,172
    Malayan Banking BHD                                 303,000       1,259,872
    Public Bank                                         368,476         513,939
                                                                    -----------
                                                                      2,258,983
                                                                    -----------
DIVERSIFIED FINANCIALS (0.5%)
    AMMB Holdings Berhad                                123,378         467,549
                                                                    -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
    Telekom Malaysia Berhad                             252,000         875,389
                                                                    -----------
ELECTRIC UTILITIES (1.1%)
    Tenaga Nasional BHD                                 309,000       1,024,603
                                                                    -----------
HOTELS RESTAURANTS & LEISURE (3.7%)
    Berjaya Sports Toto                                 181,000         378,680
    Genting Berhad                                      154,440         621,839
    Resorts World                                       417,000       1,349,795
    Tanjong PLC                                         368,000       1,016,866
                                                                    -----------
                                                                      3,367,180
                                                                    -----------
MEDIA (0.6%)
    New Straits Times Press                             165,278         552,390
                                                                    -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.4%)
    Unisem (M) Berhad                                    39,100         347,278
                                                                    -----------
    TOTAL MALAYSIA                                                    8,893,372
                                                                    -----------
MEXICO (7.0%)
BANKS (0.5%)
    Grupo Financiero Banamex Accival SA de CV           112,809         407,459
                                                                    -----------
BEVERAGES (1.8%)
    Coca-Cola Femsa SA ADR                                4,063          75,419
    Fomento Economico Mexicano SA de CV ADR(DAGGER)      36,400       1,501,500
    Grupo Modelo SA de CV Class C                        24,284          51,596
                                                                    -----------
                                                                      1,628,515
                                                                    -----------
CONSTRUCTION MATERIALS (0.9%)
    Cemex SA de CV ADR(DAGGER)                           38,730         847,219
                                                                    -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.7%)
    Carso Global Telecom SA                             164,872         437,874
    Telefonos de Mexico SA ADR                           33,600       1,976,100
                                                                    -----------
                                                                      2,413,974
                                                                    -----------
MEDIA (0.1%)
    Grupo Televisa SA                                     2,000         126,875
                                                                    -----------
MULTILINE RETAIL (0.1%)
    Wal-Mart de Mexico SA de CV                           4,600         106,531
                                                                    -----------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
MEXICO (cont'd)
PAPER & FOREST PRODUCTS (0.1%)
    Kimberly-Clark de Mexico SA de CV Class A            13,417     $    43,188
                                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES (0.8%)
    Grupo Iusacell SA ADR Series V(DAGGER)               46,727         744,712
                                                                    -----------
    TOTAL MEXICO                                                      6,318,473
                                                                    -----------
RUSSIA (1.2%)
ELECTRIC UTILITIES (0.3%)
    Unified Energy Systems ADR                           15,700         292,648
                                                                    -----------
OIL & GAS (0.9%)
    Lukoil Holding ADR                                    7,300         440,044
    Surgutneftegaz ADR                                   22,300         338,402
                                                                    -----------
                                                                        778,446
                                                                    -----------
    TOTAL RUSSIA                                                      1,071,094
                                                                    -----------
SINGAPORE (0.0%)
BANKS (0.0%)
    Overseas Chinese Banking Corp., Ltd.                    242           1,658
                                                                    -----------
MEDIA (0.0%)
    Singapore Press Holdings, Ltd.                           39             763
                                                                    -----------
    TOTAL SINGAPORE                                                       2,421
                                                                    -----------
SOUTH AFRICA (6.1%)
BANKS (0.5%)
    African Bank Investments, Ltd.                      221,300         478,229
    Standard Bank Investment Corp., Ltd.                  1,300           4,794
                                                                    -----------
                                                                        483,023
                                                                    -----------
BEVERAGES (0.2%)
    South African Breweries PLC                          18,791         138,592
                                                                    -----------
DIVERSIFIED FINANCIALS (1.4%)
    Johnnies Industrial Corp., Ltd.                      22,994         339,181
    Rembrant Group, Ltd.                                114,700         889,951
                                                                    -----------
                                                                      1,229,132
                                                                    -----------
HOUSEHOLD DURABLES (0.0%)
    JD Group, Ltd.                                          400           2,696
                                                                    -----------
INDUSTRIAL CONGLOMERATES (0.8%)
    Imperial Holdings, Ltd.                              86,904         743,507
                                                                    -----------
INSURANCE (1.2%)
    Liberty Life Association of Africa, Ltd.                139           1,302
    Sanlam, Ltd.(DAGGER)                                930,008       1,104,332
                                                                    -----------
                                                                      1,105,634
                                                                    -----------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
SOUTH AFRICA (cont'd)
IT CONSULTING & SERVICES (0.5%)
    Comparex Holdings, Ltd.                              10,700      $   16,020
    Dimension Data Holdings, Ltd.(DAGGER)                61,093         401,022
                                                                    -----------
                                                                        417,042
                                                                    -----------
METALS & MINING (0.3%)
    Impala Platinum Holdings, Ltd.                        8,900         282,258
                                                                    -----------
PAPER & FOREST PRODUCTS (1.2%)
    Sappi, Ltd.(DAGGER)                                 153,482       1,075,395
                                                                    -----------
    TOTAL SOUTH AFRICA                                                5,477,279
                                                                    -----------
SOUTH KOREA (10.1%)
BANKS (1.0%)
    Housing & Commercial Bank of Korea GDR#               1,827          31,470
    Housing & Commercial Bank of Korea                   49,005         839,040
                                                                    -----------
                                                                        870,510
                                                                    -----------
BEVERAGES (0.0%)
    Hite Brewery Co.  Ltd.                                    2              57
                                                                    -----------
CHEMICALS (1.0%)
    LG Chemical, Ltd.                                    38,000         873,197
                                                                    -----------
CONSTRUCTION & ENGINEERING (0.1%)
    Daelim Industrial Co., Ltd.                          13,952          77,824
                                                                    -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.4%)
    Dacom Corp.                                           1,700         246,640
    Korea Telecom Corp.(DAGGER)                          14,000         956,282
    Korea Telecom Corp. ADR(DAGGER)                       1,800          62,100
                                                                    -----------
                                                                      1,265,022
                                                                    -----------
ELECTRIC UTILITIES (1.4%)
    Korea Electric Power Corp.                           41,000       1,200,759
    Korea Electric Power Corp. ADR                        2,600          42,575
                                                                    -----------
                                                                      1,243,334
                                                                    -----------
HOUSEHOLD DURABLES (0.6%)
    LG Electronics                                       19,944         531,977
    LG Electronics GDR                                    2,400          32,100
                                                                    -----------
                                                                        564,077
                                                                    -----------
MEDIA (0.5%)
    Cheil Communications, Inc.                            3,954         415,099
                                                                    -----------
METALS & MINING (0.9%)
    Pohang Iron & Steel Co., Ltd.                        10,000         799,782
    Pohang Iron & Steel Co., Ltd. ADR                     1,100          23,100
                                                                    -----------
                                                                        822,882
                                                                    -----------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
SOUTH KOREA (cont'd)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.3%)
    Samsung Electronics Co., Ltd.                         7,747     $ 2,094,322
                                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES (0.9%)
    Sk Telecom Co., Ltd.                                  3,040         808,136
                                                                    -----------
    TOTAL SOUTH KOREA                                                 9,034,460
                                                                    -----------
TAIWAN (9.7%)
INTERNET SOFTWARE & SERVICES (0.5%)
    GigaMedia, Ltd.                                      17,600         422,400
                                                                    -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (9.2%)
    Hon Hai Precision Industry Co., Ltd. ADR              2,900          80,982
    Macronix International Co., Ltd. ADR                 46,000       1,405,875
    Taiwan Semiconductor Manufacturing
    Co., Ltd.(DAGGER)                                   312,310       2,009,338
    Taiwan Semiconductor Manufacturing
    Co., Ltd. ADR(DAGGER)                                44,700       2,338,369
    United Microelectronics Co., Ltd.(DAGGER)           731,350       2,472,103
                                                                    -----------
                                                                      8,306,667
                                                                    -----------
    TOTAL TAIWAN                                                      8,729,067
                                                                    -----------
THAILAND (0.5%)
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
    Advanced Information Service Public Co., Ltd.        38,391         449,597
                                                                    -----------
    TOTAL THAILAND                                                      449,597
                                                                    -----------
TURKEY (6.4%)
BANKS (3.5%)
    Dogan Yayin Holding AS                              46,402,494    1,120,575
    Yapi Ve Kredi Bankasi AS                            63,776,184    2,036,108
                                                                    -----------
                                                                      3,156,683
                                                                    -----------
DIVERSIFIED FINANCIALS (2.3%)
    Koc Holding AS                                      4,120,083       826,323
    Turkiye Is Bankasi AS Class C                       23,070,000    1,265,319
                                                                    -----------
                                                                      2,091,642
                                                                    -----------
FOOD & DRUG RETAILING (0.6%)
    Migros Turkey TAS                                   797,940         542,158
                                                                    -----------
    TOTAL TURKEY                                                      5,790,483
                                                                    -----------
TOTAL COMMON STOCKS (Cost $63,780,589)                               69,571,816
                                                                    -----------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
PREFERRED STOCKS (5.9%)
BRAZIL (4.8%)
BANKS (0.7%)
    Banco Itau SA                                     8,677,286     $   649,191
                                                                    -----------
OIL & GAS (2.6%)
    Petroleo Brasileiro SA                           10,133,220       2,415,305
                                                                    -----------
METALS & MINING (1.5%)
    Companhia Vale do Rio Doce Class A                   53,484       1,324,910
                                                                    -----------
    TOTAL BRAZIL                                                      4,389,406
                                                                    -----------
TAIWAN (0.1%)
BANKS (0.1%)
    Taishin International Bank(DAGGER)                  306,735          98,173
                                                                    -----------
    TOTAL TAIWAN                                                         98,173
                                                                    -----------
THAILAND (1.0%)
BANKS (1.0%)
    Siam Commercial Bank Public Co., Ltd.(DAGGER)     1,077,012         862,541
                                                                    -----------
    TOTAL THAILAND                                                      862,541
                                                                    -----------
TOTAL PREFERRED STOCKS (Cost $4,472,828)                              5,350,120
                                                                    -----------
RIGHTS (0.0%)
THAILAND (0.0%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)
    Telecomasia Corp. Public Co., Ltd.(DAGGER)          191,873               0
                                                                    -----------
    TOTAL THAILAND                                                            0
                                                                    -----------
TOTAL RIGHTS (Cost $0)                                                        0
                                                                    -----------
SHORT-TERM INVESTMENTS (8.7%)
    Institutional Money Market Trust                  3,594,871       3,594,871
    RBB Select Sweep                                  4,266,569       4,266,569
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $7,861,440)                        7,861,440
                                                                    -----------
TOTAL INVESTMENTS AT VALUE (91.5%) (Cost $76,114,857*)               82,783,376

OTHER ASSETS IN EXCESS OF LIABILITIES (8.5%)                          7,734,907
                                                                    -----------
NET ASSETS (100.0%)                                                 $90,518,283
                                                                    ===========

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt
                         GDR = Global Depository Receipt
--------------------------------------------------------------------------------
(DAGGER) Non-income producing security.
*  Cost for federal income tax purposes is $76,132,456.
#  Restricted security.


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (91.4%)
AUSTRALIA (0.1%)
MEDIA (0.1%)
    BMCmedia.com, Ltd.(DAGGER)                          189,400    $    223,244
                                                                   ------------
    TOTAL AUSTRALIA                                                     223,244
                                                                   ------------
BRAZIL (0.6%)
WIRELESS TELECOMMUNICATION SERVICES (0.6%)
    Celular Crt Participacoes SA(DAGGER)              2,420,000         911,968
                                                                   ------------
    TOTAL BRAZIL                                                        911,968
                                                                   ------------
CANADA (4.4%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.0%)
    Cyberplex, Inc.(DAGGER)                              98,100       1,122,251
    OCI Communications, Inc.(DAGGER)                     46,600         506,364
                                                                   ------------
                                                                      1,628,615
                                                                   ------------
FINANCIAL SERVICES (0.3%)
    Versus Technologies, Inc.(DAGGER)                    73,878         483,658
                                                                   ------------
INTERNET & CATALOG RETAIL (0.1%)
    Chapters Online, Inc.(DAGGER)                        33,700         109,175
                                                                   ------------
INTERNET SOFTWARE & SERVICES (0.5%)
    BCE Emergis, Inc.(DAGGER)                            17,460         844,919
                                                                   ------------
MEDIA (1.7%)
    Rogers Communications Inc., Class B(DAGGER)          36,300         944,458
    Shaw Communications, Inc. Class B(DAGGER)            77,900       1,845,256
                                                                   ------------
                                                                      2,789,714
                                                                   ------------
SOFTWARE (0.8%)
    Descartes Systems Group, Inc.(DAGGER)                35,600       1,224,181
                                                                   ------------
    TOTAL CANADA                                                      7,080,262
                                                                   ------------
DENMARK (0.4%)
BIOTECHNOLOGY (0.2%)
    Bavarian Nordic Research Institute AS(DAGGER)         9,999         293,325
                                                                   ------------
SOFTWARE (0.2%)
    Navision Software AS(DAGGER)                          4,840         354,958
                                                                   ------------
    TOTAL DENMARK                                                       648,283
                                                                   ------------
FINLAND (2.5%)
COMMUNICATIONS EQUIPMENT (1.2%)
    Eimo Oyj                                             67,200         612,362
    Nokia Oyj(DAGGER)                                    23,200       1,334,002
                                                                   ------------
                                                                      1,946,364
                                                                   ------------
INTERNET SOFTWARE & SERVICES (0.3%)
    Satama Interactive Oyj(DAGGER)                       35,500         416,985
                                                                   ------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
FINLAND (cont'd)
IT CONSULTING & SERVICES (0.3%)
    Stonesoft Oyj(DAGGER)                                29,600    $    552,948
                                                                   ------------
SOFTWARE (0.8%)
    Comptel Oyj(DAGGER)                                  54,150       1,226,701
                                                                   ------------
    TOTAL FINLAND                                                     4,142,998
                                                                   ------------
FRANCE (1.1%)
COMMERCIAL SERVICES & SUPPLIES (1.0%)
    Consodata SA(DAGGER)                                 28,800       1,650,753
                                                                   ------------
IT CONSULTING & SERVICES (0.1%)
    FI System(DAGGER)                                     3,800         211,575
                                                                   ------------
    TOTAL FRANCE                                                      1,862,328
                                                                   ------------
GERMANY (4.5%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.0%)
    Telegate AG(DAGGER)                                  13,300       1,684,634
                                                                   ------------
INTERNET & CATALOG RETAIL (0.4%)
    DCI Database for Commerce and Industry AG(DAGGER)    12,000         721,712
                                                                   ------------
INTERNET SOFTWARE & SERVICES (0.8%)
    Articon Information Systems AG(DAGGER)               13,266       1,003,361
    Biodata Information Technology AG(DAGGER)             1,000         287,045
                                                                   ------------
                                                                      1,290,406
                                                                   ------------
IT CONSULTING & SERVICES (0.2%)
    Intershop Communications AG(DAGGER)                     810         363,153
                                                                   ------------
MACHINERY (1.2%)
    Jenoptik AG                                          70,000       2,015,692
                                                                   ------------
SOFTWARE (0.7%)
    IXOS Software AG(DAGGER)                             11,100         242,758
    Openshop Holding AG(DAGGER)                           5,000         291,601
    Telesens AG(DAGGER)                                  15,000         628,765
                                                                   ------------
                                                                      1,163,124
                                                                   ------------
    TOTAL GERMANY                                                     7,238,721
                                                                   ------------
INDIA (0.8%)
SOFTWARE (0.8%)
    Aptech, Ltd.                                         16,200         675,369
    Silverline Technologies, Ltd.                        67,500         653,027
                                                                   ------------
                                                                      1,328,396
                                                                   ------------
    TOTAL INDIA                                                       1,328,396
                                                                   ------------
IRELAND (0.5%)
COMMERCIAL SERVICES & SUPPLIES (0.5%)
    Icon PLC(DAGGER)                                     62,197         872,829
                                                                   ------------
    TOTAL IRELAND                                                       872,829
                                                                   ------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
ISRAEL (3.7%)
COMMUNICATIONS EQUIPMENT (1.6%)
    Audiocodes, Ltd. DAGGER)                              8,500    $    637,500
    Gilat Satellite Networks(DAGGER)                     22,300       1,915,013
                                                                   ------------
                                                                      2,552,513
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.3%)
    Amdocs, Ltd. (USA)(DAGGER)                           30,560       2,068,530
                                                                   ------------
INTERNET SOFTWARE & SERVICES (0.8%)
    BackWeb Technologies, Ltd.(DAGGER)                   44,000       1,031,250
    Internet Gold(DAGGER)                                24,700         284,050
                                                                   ------------
                                                                      1,315,300
                                                                   ------------
    TOTAL ISRAEL                                                      5,936,343
                                                                   ------------
ITALY (1.4%)
DIVERSIFIED FINANCIALS (0.3%)
    Locazione Attrezzature SpA                          510,100         422,995
                                                                   ------------
INSURANCE (0.6%)
    Bayerische Vita SpA                                 132,300         958,442
                                                                   ------------
INTERNET & CATALOG RETAIL (0.5%)
    Freedomland Internet Television Network SpA(DAGGER)  10,300         843,793
                                                                   ------------
    TOTAL ITALY                                                       2,225,230
                                                                   ------------
JAPAN (2.8%)
DIVERSIFIED FINANCIALS (0.7%)
    Shinko Securities Co., Ltd.                         258,000       1,129,196
                                                                   ------------
ELECTRICAL EQUIPMENT (0.1%)
    Densei-Lambda K K.                                    5,100          96,741
                                                                   ------------
INTERNET SOFTWARE & SERVICES (0.6%)
    Internet Intitiative Japan, Inc. ADR(DAGGER)         11,200         672,000
    Softbank Corp.                                          500         123,067
    Softbank Corp. New(DAGGER)                            1,000         247,059
                                                                   ------------
                                                                      1,042,126
                                                                   ------------
SOFTWARE (0.5%)
    Intec, Inc.                                          18,000         469,689
    Capcom Co., Ltd.                                      7,800         288,698
                                                                   ------------
    Total Software                                                      758,387
                                                                   ------------
TEXTILES & APPAREL (0.5%)
    Sazaby, Inc.                                         16,000         836,483
                                                                   ------------
TRADING COMPANIES & DISTRIBUTORS (0.4%)
    Misumi Corp.                                          7,480         728,817
                                                                   ------------
    TOTAL JAPAN                                                       4,591,750
                                                                   ------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
LUXEMBOURG (0.5%)
INTERNET SOFTWARE & SERVICES (0.5%)
    Thiel Logistik AG(DAGGER)                            13,500    $    842,681
                                                                   ------------
    TOTAL LUXEMBOURG                                                    842,681
                                                                   ------------
MEXICO (0.2%)
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
    Nuevo Grupo Iusacell SA ADR, Series V(DAGGER)        23,300         371,344
                                                                   ------------
    TOTAL MEXICO                                                        371,344
                                                                   ------------
NETHERLANDS (1.7%)
CONTAINERS & PACKAGING (0.5%)
    Ifco Systems NV(DAGGER)                              34,100         829,669
                                                                   ------------
DIVERSIFIED FINANCIALS (0.3%)
    Ordina NV(DAGGER)                                    13,900         506,657
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
    Versatel Telecom International NV(DAGGER)             5,400         217,006
                                                                   ------------
IT CONSULTING & SERVICES (0.0%)
    Pinkroccade NV(DAGGER)                                  880          55,331
                                                                   ------------
OIL & GAS (0.5%)
    Petroplus International NV                           75,740         793,711
                                                                   ------------
SOFTWARE (0.3%)
    Seagull Holding NV(DAGGER)                           17,700         396,778
                                                                   ------------
    TOTAL NETHERLANDS                                                 2,799,152
                                                                   ------------
NORWAY (0.9%)
ENERGY EQUIPMENT & SERVICES (0.4%)
    Petroleum Geo - Services ADR(DAGGER)                 41,300         671,125
                                                                   ------------
INTERNET SOFTWARE & SERVICES (0.3%)
    Stepstone ASA(DAGGER)                               125,000         419,146
                                                                   ------------
OIL & GAS (0.2%)
    Navis ASA(DAGGER)                                   394,000         396,344
                                                                   ------------
    TOTAL NORWAY                                                      1,486,615
                                                                   ------------
SINGAPORE (0.9%)
COMPUTERS & PERIPHERALS (0.5%)
    Datapulse Technology, Ltd.                          718,000         256,513
    Natsteel Electronics Co.                            105,000         602,657
                                                                   ------------
                                                                        859,170
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
    Venture Manufacturing, Ltd.                          57,000         667,666
                                                                   ------------
    TOTAL SINGAPORE                                                   1,526,836
                                                                   ------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
SOUTH KOREA (0.4%)
INTERNET SOFTWARE & SERVICES (0.1%)
    Daum Communications Corporation(DAGGER)               3,800    $    179,776
                                                                   ------------
MEDIA (0.2%)
    Cheil Communications, Inc.(DAGGER)                    2,500         262,455
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES (0.2%)
    Hansol PCS(DAGGER)                                   12,400         247,505
                                                                   ------------
    TOTAL SOUTH KOREA                                                   689,736
                                                                   ------------
SPAIN (3.3%)
DIVERSIFIED FINANICALS (0.5%)
    Dinamia Capital Privado. Sociedad de Capital
    Riesgo, SA(DAGGER)                                   61,600         752,185
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (0.9%)
    NH Hoteles SA                                       125,500       1,412,374
                                                                   ------------
IT CONSULTING & SERVICES (1.1%)
    Indra Sistemas SA                                    77,700       1,828,877
                                                                   ------------
REAL ESTATE (0.4%)
    Prima Inmobiliaria SA(DAGGER)                        88,100         718,518
                                                                   ------------
ROAD & RAIL (0.4%)
    Transportes Azkar SA(DAGGER)                         46,200         631,498
                                                                   ------------
    TOTAL SPAIN                                                       5,343,452
                                                                   ------------
SWEDEN (1.2%)
BIOTECHNOLOGY (0.2%)
    Oxigene, Inc.(DAGGER)                                19,200         257,352
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
    Micronic Laser System AB(DAGGER)                     16,500         336,351
                                                                   ------------
INTERNET SOFTWARE & SERVICES (0.1%)
    Cell Network AB(DAGGER)                              10,700         200,788
                                                                   ------------
IT CONSULTING & SERVICES (0.3%)
    Industrial & Financial Systems Ifs AB(DAGGER)        19,366         365,571
    Protect Data AB                                       7,800          92,788
                                                                   ------------
                                                                        458,359
                                                                   ------------
REAL ESTATE (0.4%)
    Kungsleden AB(DAGGER)                                86,200         693,243
                                                                   ------------
    TOTAL SWEDEN                                                      1,946,093
                                                                   ------------
SWITZERLAND (1.4%)
LEISURE EQUIPMENT & PRODUCTS (1.2%)
    Gretag Imaging Group(DAGGER)                          9,700       1,953,554
                                                                   ------------
MACHINERY (0.2%)
    Mikron Holding AG                                       350         253,272
                                                                   ------------
    TOTAL SWITZERLAND                                                 2,206,826
                                                                   ------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
UNITED KINGDOM (5.0%)
BIOTECHNOLOGY (0.3%)
    Oxford Glycosciences PLC(DAGGER)                     22,166    $    559,301
                                                                   ------------
COMMUNICATIONS EQUIPMENT (0.4%)
    Filtronic Comtek PLC                                 20,800         567,960
                                                                   ------------
DIVERSIFIED FINANCIALS (1.4%)
    3i Group PLC                                         47,100         950,020
    Amvescap PLC ADR(DAGGER)                             18,560        1,327,040
                                                                   ------------
                                                                      2,277,060
                                                                   ------------
HOTELS RESTAURANTS & LEISURE (0.1%)
    Holmes Place PLC                                     49,800         195,987
                                                                   ------------
HOUSEHOLD DURABLES (0.2%)
    Mentmore Abbey PLC                                  100,000         277,752
                                                                   ------------
INTERNET & CATALOG RETAIL (0.1%)
    Ebookers.com PLC ADR(DAGGER)                         13,000         237,250
                                                                   ------------
IT CONSULTING & SERVICES (0.3%)
    Itnet PLC(DAGGER)                                    39,500         471,298
                                                                   ------------
MEDIA (1.1%)
    EMAP PLC                                             28,300         548,677
    Eyretel PLC(DAGGER)                                 502,200       1,190,551
                                                                   ------------
                                                                      1,739,228
                                                                   ------------
SOFTWARE (1.1%)
    Autonomy Corp. PLC(DAGGER)                            7,350         977,550
    Diagonal PLC                                         53,000         462,359
    Sage Group PLC                                       28,300         314,858
                                                                   ------------
                                                                      1,754,767
                                                                   ------------
    TOTAL UNITED KINGDOM                                              8,080,603
                                                                   ------------
UNITED STATES (53.1%)
BANKS & SAVINGS & LOANS (1.1%)
    Mellon Financial Corp.                               55,200       1,773,300
                                                                   ------------
BUSINESS SERVICES (5.6%)
    ACNielsen Corp.(DAGGER)                              10,200         235,237
    Acxiom Corp.(DAGGER)                                 38,000       1,026,000
    AsiaInfo Holdings, Inc.(DAGGER)                       6,900         300,150
    BISYS Group, Inc.(DAGGER)                            18,400       1,151,150
    DoubleClick, Inc.(DAGGER)                            15,600       1,183,650
    Harte-Hanks Communications, Inc.                     69,300       1,715,175
    Mobius Management Systems, Inc.(DAGGER)               2,601          16,419
    New York Restaurant Group, Inc. #(DAGGER)            77,720         749,998
    On Assignment, Inc.(DAGGER)                           1,700          53,337
    QRS Corp.(DAGGER)                                     8,300         273,900
    Startek, Inc.(DAGGER)                                 1,800          92,475


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
UNITED STATES (CONT'D)
BUSINESS SERVICES (cont'd)
    TMP Worldwide, Inc.(DAGGER)                          23,400    $  1,529,775
    Young & Rubicam, Inc.(DAGGER)                        15,000         835,312
                                                                   ------------
                                                                      9,162,578
                                                                   ------------
COMMUNICATIONS & MEDIA (7.4%)
    Alteon Websystems, Inc(DAGGER)                        3,769         256,292
    America Online, Inc.(DAGGER)                            300          17,944
    AMFM, Inc.(DAGGER)                                   15,500       1,028,812
    At Home Corp. Series A(DAGGER)                       50,700         944,287
    Cablevision Systems Corp.(DAGGER)                    20,600       1,394,362
    CMGI, Inc.(DAGGER)                                   14,600       1,040,250
    Hispanic Broadcasting Corp.(DAGGER)                  10,600       1,071,262
    Journal Register Co.(DAGGER)                         14,500         212,062
    MaMaMedia, Inc.(DAGGER)                              92,592         499,997
    Netcentives, Inc.(DAGGER)                             1,560          15,892
    Radio Unica Communications(DAGGER)                   24,100         231,962
    USA Networks, Inc.(DAGGER)                           73,400       1,688,200
    Westwood One, Inc.(DAGGER)                           32,900       1,163,837
    Women.com Networks, Inc. #(DAGGER)                  243,639       1,218,195
    Yahoo!, Inc.(DAGGER)                                 10,238       1,333,499
                                                                   ------------
                                                                     12,116,853
                                                                   ------------
COMPUTERS (7.9%)
    Brocade Communications Systems, Inc.(DAGGER)          4,000         496,000
    Citrix Systems, Inc.(DAGGER)                         40,600       2,479,137
    Concord Communications, Inc.(DAGGER)                  2,080          58,240
    Documentum, Inc. DAGGER)                             20,900       1,233,100
    Excalibur Technologies Corp.(DAGGER)                 36,400       1,292,200
    Intuit, Inc.(DAGGER)                                 40,400       1,451,875
    Mission Critical Software, Inc.(DAGGER)               2,321          83,556
    Network Appliance, Inc.(DAGGER)                       8,660         640,299
    PeopleSoft, Inc. DAGGER)                             40,100         558,894
    Sun Microsystems, Inc.(DAGGER)                       20,900       1,921,494
    Tecnomatix Technologies, Ltd.(DAGGER)                37,500       1,279,688
    Verisign, Inc.(DAGGER)                                8,700       1,212,562
    Veritas Software Corp.(DAGGER)                        1,650         176,988
    VIA NET.WORKS, Inc.(DAGGER)                           1,450          28,909
                                                                   ------------
                                                                     12,912,942
                                                                   ------------
CONSUMER NON-DURABLES (0.0%)
    Dial Corp.                                            2,700          37,631
                                                                   ------------
CONSUMER SERVICES (0.1%)
    DeVry, Inc.(DAGGER)                                   8,600         204,787
                                                                   ------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
UNITED STATES (CONT'D)
ELECTRONICS (10.9%)
    Altera Corp.(DAGGER)                                 14,700    $  1,503,075
    DSP Group, Inc.(DAGGER)                              20,200       1,436,725
    Flextronics International, Ltd.(DAGGER)              40,700       2,859,175
    JDS Uniphase Corp.(DAGGER)                           23,200       2,407,000
    KLA-Tencor Corp. DAGGER)                             13,800       1,033,275
    Maxim Integrated Products, Inc.(DAGGER)              52,540       3,405,249
    Solectron Corp.(DAGGER)                              15,200         711,550
    Synopsys, Inc.(DAGGER)                                1,000          42,000
    Vitesse Semiconductor Corp.(DAGGER)                  17,600       1,197,900
    Xilinx, Inc.(DAGGER)                                 42,000       3,076,500
                                                                   ------------
                                                                     17,672,449
                                                                   ------------
ENERGY (1.3%)
    Chaparral Resources, Inc.(DAGGER)                     5,555          43,750
    Newfield Exploration Co.(DAGGER)                     52,900       2,149,062
                                                                   ------------
                                                                      2,192,812
                                                                   ------------
FINANCIAL SERVICES (1.4%)
    Ambac Financial Group, Inc.                           5,800         278,400
    Gabelli Asset Management, Inc. Class A(DAGGER)       49,400         981,825
    MBIA, Inc.                                            3,300         163,144
    T. Rowe Price Associates, Inc.                       20,300         773,937
                                                                   ------------
                                                                      2,197,306
                                                                   ------------
FOOD, BEVERAGES & TOBACCO (0.0%)
    Ben & Jerry's Homemade, Inc. Class A(DAGGER)            700          30,319
                                                                   ------------
HEALTHCARE (1.3%)
    Affymetrix, Inc. (DAGGER)                             1,400         189,087
    Alterra Healthcare Corp.(DAGGER)                        700           2,275
    Amgen, Inc.(DAGGER)                                  19,400       1,086,400
    Guidant Corp.(DAGGER)                                13,700         786,037
    MedicaLogic, Inc.(DAGGER)                               300           3,488
    Oxford Health Plans, Inc.(DAGGER)                     3,400          64,600
                                                                   ------------
                                                                      2,131,887
                                                                   ------------
LEISURE & ENTERTAINMENT (0.5%)
    Premier Parks, Inc.(DAGGER)                          40,935         882,661
                                                                   ------------
OIL SERVICES (1.9%)
    Cooper Cameron Corp.(DAGGER)                         24,800       1,860,000
    Nabors Industries, Inc.(DAGGER)                      30,400       1,198,900
                                                                   ------------
                                                                      3,058,900
                                                                   ------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
COMMON STOCKS (CONT'D)
UNITED STATES (CONT'D)
PHARMACEUTICALS (2.5%)
    IVAX Corp.(DAGGER)                                   54,600    $  1,494,675
    Medimmune, Inc.(DAGGER)                              10,900       1,743,319
    Watson Pharmaceuticals, Inc.(DAGGER)                 17,100         768,431
                                                                   ------------
                                                                      4,006,425
                                                                   ------------
PUBLISHING (1.1%)
    Central Newspapers, Inc. Class A                     30,000         920,625
    Scholastic Corp. (DAGGER)                            19,300         901,069
                                                                   ------------
                                                                      1,821,694
                                                                   ------------
RETAIL (1.5%)
    Amazon.com, Inc. (DAGGER)                            15,100         833,331
    Bed, Bath & Beyond, Inc.(DAGGER)                      1,600          58,700
    Tiffany & Co.                                        22,200       1,613,663
                                                                   ------------
                                                                      2,505,694
                                                                   ------------
TELECOMMUNICATIONS & EQUIPMENT (6.5%)
    ANTEC Corp.(DAGGER)                                   3,800         204,250
    Cabletron Systems, Inc.(DAGGER)                      25,200         576,450
    CIENA Corp.(DAGGER)                                  18,135       2,241,939
    Cisco Systems, Inc.(DAGGER)                          47,880       3,319,431
    Com21, Inc.(DAGGER)                                     961          26,908
    Covad Communications Group, Inc.(DAGGER)             18,900         524,475
    Exodus Communications, Inc.(DAGGER)                  19,600       1,733,375
    Pinnacle Holdings, Inc.(DAGGER)                      31,780       1,785,639
    TTI Team Telecom International, Ltd.(DAGGER)          5,500         147,813
                                                                   ------------
                                                                     10,560,280
                                                                   ------------
LIMITED PARTNERSHIPS (1.9%)
    Boston Ventures V L.P.                              880,586         880,586
    New Enterprise Associates VII L.P.                2,228,118       2,228,118
                                                                   ------------
                                                                      3,108,704
                                                                   ------------
    TOTAL UNITED STATES                                              86,377,222
                                                                   ------------
TOTAL COMMON STOCKS (Cost $113,105,095)                             148,732,912
                                                                   ------------
WARRANTS (0.4%)
CANADA (0.4%)
DIVERSIFIED TELECOMMUNICATION SERIES (0.3%)
    OCI Communications,Inc.(DAGGER)                      44,000         478,112
                                                                   ------------
INTERNET SOFTWARE & SERVICES (0.1%)
    Wysdom Private Placement(DAGGER)                     20,000         228,000
                                                                   ------------
    TOTAL CANADA                                                        706,112
                                                                   ------------
TOTAL WARRANTS (Cost $771,307)                                          706,112
                                                                   ------------


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        NUMBER
                                                          OF
                                                        SHARES         VALUE
                                                        -------        -----
SHORT TERM INVESTMENTS (8.3%)
    Institutional Money Market Trust                  5,830,195    $  5,830,196
    RBB Money Market Fund                             7,622,091       7,622,091
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS (Cost $13,452,287)                      13,452,287
                                                                   ------------


                                                         PAR
                                                       --------
U.S. TREASURY OBLIGATIONS (0.5%)
    U.S. Treasury Bill
      5.780% 01/04/01                                  $529,000         507,608
    U.S. Treasury Note
      5.875% 11/30/01                                   260,000         256,889
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $767,249)                         764,497
                                                                   ------------
TOTAL INVESTMENTS AT VALUE (104.6%) (Cost $128,095,938*)            163,655,808

LIABILITIES IN EXCESS OF OTHER ASSETS (-4.6%)                        (1,006,752)
                                                                   ------------
NET ASSETS (100.0%)                                                $162,649,056
                                                                   ============

                            INVESTMENT ABBREVIATIONS
                       ADR = American Depository Receipt
--------------------------------------------------------------------------------
#  Private Security.
(DAGGER) Non-income producing security.
*  Cost for federal income tax purposes is $128,173,691.

                See Accompanying Notes to Financial Statements.

                       This page intentionally left blank

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                         MAJOR FOREIGN      INTERNATIONAL     INTERNATIONAL SMALL
                                                            MARKETS             EQUITY              COMPANY
                                                         ------------       --------------    -------------------
ASSETS
   Investments, at value (Cost - $93,361,804,
    $1,002,904,347,$122,221,736, $76,114,857,
    and $128,095,038, respectively)                      $107,992,483       $1,190,843,169       $123,488,832
   Foreign currency (Cost - $0, $23,857,743,
    $3,289,565, $6,745,871 and $140,496,
    respectively)                                                   0           23,836,351          3,274,662
   Cash                                                       570,888                    0                  1
   Receivable for investments sold                          3,213,277           19,125,310          3,945,463
   Receivable for Fund shares sold                          1,835,084            9,373,502          2,744,897
   Dividends, interest and reclaim receivable                 377,379            3,439,179            268,553
   Receivable from investment adviser                               0                    0                  0
   Prepaid expenses and other assets                           29,498               81,773             96,960
                                                         ------------       --------------       ------------
      Total Assets                                        114,018,609        1,246,699,284        133,819,368
                                                         ------------       --------------       ------------
LIABILITIES
   Advisory fee payable                                        53,677            1,034,296             79,640
   Administrative services fee payable                          9,418              103,430             11,150
   Payable for investments purchased                        1,760,003            1,416,946            124,335
   Accrued expenses payable                                    41,145            1,292,563             76,127
   Payable for Fund shares redeemed                                 0                    0                  0
   Deferred capital gains taxes                                     0                    0              2,438
   Loan Payable                                                     0                    0            315,000
   Other liabilities                                               16              101,042                 80
                                                         ------------       --------------       ------------
      Total Liabilities                                     1,864,259            3,948,277            608,770
                                                         ------------       --------------       ------------
NET ASSETS
   Capital stock, $0.001 par value                             84,786              814,845            120,056
   Paid-in capital                                         84,701,197          814,030,204        119,935,588
   Accumulated undistributed net investment income            123,547                    0                  0
   Accumulated net realized gain (loss) from
    security transactions and foreign currency
    related items                                          12,656,858          240,246,802         11,909,099
   Net unrealized appreciation (depreciation)
    from investments and foreign currency related items    14,587,962          187,659,156          1,245,855
                                                         ------------       --------------       ------------
      Net Assets                                         $112,154,350       $1,242,751,007       $133,210,598
                                                         ============       ==============       ============
COMMON SHARES
   Net assets                                            $112,154,350       $  998,020,288       $133,210,598
                                                         ------------       --------------       ------------
   Shares outstanding                                       6,684,173           40,668,979          4,265,003
                                                         ------------       --------------       ------------
   Net asset value, offering price and redemption
    price per share                                      $      16.78       $        24.54       $      31.23
                                                         ============       ==============       ============
ADVISOR SHARES
   Net assets                                            $          0       $  244,730,719       $
                                                         ------------       --------------       ------------
   Shares outstanding                                               0           10,105,327
                                                         ------------       --------------       ------------
   Net asset value, offering price and
    redemption price per share                           $          0       $        24.22       $
                                                         ============       ==============       ============
INSTITUTIONAL SHARES
   Net assets                                            $                  $                    $
                                                         ------------       --------------       ------------
   Shares outstanding
                                                         ------------       --------------       ------------
   Net asset value, offering price and
    redemption price per share                           $                  $                    $
                                                         ============       ==============       ============

                                                           EMERGING       GLOBAL POST-VENTURE
                                                            MARKETS             CAPITAL
                                                        ---------------      ------------
ASSETS
   Investments, at value (Cost - $93,361,804,
    $1,002,904,347,$122,221,736, $76,114,857,
    and $128,095,038, respectively)                       $ 82,783,376       $163,655,808
   Foreign currency (Cost - $0, $23,857,743,
    $3,289,565, $6,745,871 and $140,496,
    respectively)                                            6,743,711            135,187
   Cash                                                          2,252                  0
   Receivable for investments sold                           1,473,362             24,612
   Receivable for Fund shares sold                           1,155,964          1,599,720
   Dividends, interest and reclaim receivable                  203,541            103,598
   Receivable from investment adviser                              829                  0
   Prepaid expenses and other assets                            72,324             52,379
                                                          ------------       ------------
      Total Assets                                          92,435,359        165,571,304
                                                          ------------       ------------
LIABILITIES
   Advisory fee payable                                         23,434            132,459
   Administrative services fee payable                           3,528             13,332
   Payable for investments purchased                           438,994          2,653,451
   Accrued expenses payable                                     87,202            121,382
   Payable for Fund shares redeemed                                  0              1,624
   Deferred capital gains taxes                              1,356,275                  0
   Loan Payable                                                      0                  0
   Other liabilities                                             7,643                  0
                                                          ------------       ------------
      Total Liabilities                                      1,917,076          2,922,248
                                                          ------------       ------------
NET ASSETS
   Capital stock, $0.001 par value                             120,126            165,663
   Paid-in capital                                         120,006,279        165,497,308
   Accumulated undistributed net investment income                   0                  0
   Accumulated net realized gain (loss) from
   security transactions and foreign currency
    related items                                          (33,772,660)         5,932,860
   Net unrealized appreciation (depreciation)
    from investments and foreign currency related items      4,164,538         (8,946,775)
                                                          ------------       ------------
      Net Assets                                          $ 90,518,283       $162,649,056
                                                          ============       ============
COMMON SHARES
   Net assets                                             $ 85,540,044       $156,372,471
                                                          ------------       ------------
   Shares outstanding                                        7,541,811          5,226,666
                                                          ------------       ------------
   Net asset value, offering price and redemption
    price per share                                       $      11.34       $      29.92
                                                          ============       ============
ADVISOR SHARES
   Net assets                                             $     85,898       $  6,276,585
                                                          ------------       ------------
   Shares outstanding                                            7,780            211,910
                                                          ------------       ------------
   Net asset value, offering price and
    redemption price per share                            $      11.04       $      29.62
                                                          ============       ============
INSTITUTIONAL SHARES
   Net assets                                             $  4,892,341       $
                                                          ------------       ------------
   Shares outstanding                                          430,958
                                                          ------------       ------------
   Net asset value, offering price and
    redemption price per share                            $      11.35       $
                                                          ============       ============

                 See Accompanying Notes to Financial Statements.

                                     52 & 53

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended April 30, 2000 (Unaudited)
-------------------------------------------------------------------------------

                                                                    MAJOR FOREIGN  INTERNATIONAL  INTERNATIONAL SMALL
                                                                       MARKETS         EQUITY           COMPANY
                                                                    -------------  -------------  -------------------
INVESTMENT INCOME:
    Dividends                                                        $   662,395    $  5,825,926      $   543,998
    Interest                                                             136,358       1,317,524          263,088
    Foriegn Taxes Withheld                                               (83,942)       (732,471)         (58,479)
                                                                     -----------    ------------      -----------
      Total investment income                                            714,811       6,410,979          748,607
                                                                     -----------    ------------      -----------
EXPENSES:
    Investment advisory fees                                             554,309       6,739,544          536,215
    Administrative services fees                                          55,431         673,954           48,747
    Administration and accounting fees                                    72,735         531,713           67,105
    Custodian/Sub-custodian fees                                          26,020         423,821           16,873
    Registration fees                                                     21,091          42,540           25,451
    Transfer agent fees                                                   10,607         485,592           10,668
    Printing fees                                                          7,226          98,458            3,436
    Directors fees                                                         6,897           3,175            6,774
    Audit fees                                                             5,893          30,334            5,628
    Interest expense                                                       2,740         321,623           40,467
    Legal fees                                                             2,474          48,512            4,518
    Insurance expense                                                        341           4,673               78
    Offering/Organizational costs                                              0               0                0
    Shareholder servicing/distribution fees                                    0         664,903          121,867
    Miscellaneous expense                                                    880          15,704              772
                                                                     -----------    ------------      -----------
                                                                         766,644      10,084,546          888,599
    Less: fees waived and
     transfer agent offsets                                             (240,050)              0         (133,024)
                                                                     -----------    ------------      -----------
      Total expenses                                                     526,594      10,084,546          755,575
                                                                     -----------    ------------      -----------
        Net investment income (loss)                                     188,217      (3,673,567)          (6,968)
                                                                     -----------    ------------      -----------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS
  AND FOREIGN CURRENCY RELATED ITEMS:
    Net realized gain from security and other
     related transactions                                             12,734,974     262,674,806       12,032,161
    Net realized loss from foreign currency related items                (37,393)       (776,665)         (34,398)
    Net change in unrealized appreciation (depreciation)
     from investments                                                  2,573,531     (69,156,087)        (886,524)
    Net change in unrealized appreciation (depreciation)
     from foreign currency related items                                 (21,493)       (127,560)          (2,336)
                                                                     -----------    ------------      -----------
    Net realized and unrealized gain (loss) from investments
     and foreign currency related items                               15,249,619     192,614,494       11,108,903
                                                                     -----------    ------------      -----------
    Net increase (decrease) in net assets resulting from operations  $15,437,836    $188,940,927      $11,101,935
                                                                     ===========    ============      ===========

                                                                             EMERGING   GLOBAL POST-VENTURE
                                                                              MARKETS         CAPITAL
                                                                           -----------  ------------------
INVESTMENT INCOME:
    Dividends                                                              $   908,378      $   160,065
    Interest                                                                   138,881          303,716
    Foriegn Taxes Withheld                                                     (75,176)         (20,767)
                                                                           -----------      -----------
      Total investment income                                                  972,083          443,014
                                                                           -----------      -----------
EXPENSES:
    Investment advisory fees                                                   629,283          489,330
    Administrative services fees                                                38,323           39,146
    Administration and accounting fees                                          67,476           50,856
    Custodian/Sub-custodian fees                                                67,224           20,259
    Registration fees                                                           30,294           17,047
    Transfer agent fees                                                         64,121           20,530
    Printing fees                                                               25,542            5,995
    Directors fees                                                               5,765            6,370
    Audit fees                                                                   5,850            5,808
    Interest expense                                                            67,366              166
    Legal fees                                                                  12,789            6,725
    Insurance expense                                                              374              130
    Offering/Organizational costs                                                1,986              496
    Shareholder servicing/distribution fees                                    122,934          100,929
    Miscellaneous expense                                                          371            3,436
                                                                           -----------      -----------
                                                                             1,139,698          767,223
    Less: fees waived and
     transfer agent offsets                                                   (312,571)        (118,245)
                                                                           -----------      -----------
      Total expenses                                                           827,127          648,978
                                                                           -----------      -----------
        Net investment income (loss)                                           144,956         (205,964)
                                                                           -----------      -----------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS
 AND FOREIGN CURRENCY RELATED ITEMS:
    Net realized gain from security and other
     related transactions                                                   25,604,602        6,015,795
    Net realized loss from foreign currency related items                     (285,636)         (18,321)
    Net change in unrealized appreciation (depreciation)
     from investments                                                       (4,064,928)     (10,284,613)
    Net change in unrealized appreciation (depreciation)
     from foreign currency related items                                    (2,412,895)          14,966
                                                                           -----------      -----------
    Net realized and unrealized gain (loss) from investments
    and foreign currency related items                                      18,841,143       (4,272,173)
                                                                           -----------      -----------
    Net increase (decrease) in net assets resulting from operations        $18,986,099      $(4,478,137)
                                                                           ===========      ===========


                 See Accompanying Notes to Financial Statements.


                                     54 & 55

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              MAJOR FOREIGN MARKETS
                                                                        --------------------------------
                                                                            FOR THE
                                                                          SIX MONTHS
                                                                             ENDED           FOR THE
                                                                        APRIL 30, 2000     YEAR ENDED
                                                                          (UNAUDITED)   OCTOBER 31, 1999
                                                                        -------------   ----------------
FROM OPERATIONS:
  Net investment income (loss)                                          $     188,217     $    518,143
  Net realized gain from security and other
   related transactions                                                    12,734,974        5,658,752
  Net realized loss from foreign currency related items                       (37,393)        (735,970)
  Net change in unrealized appreciation (depreciation) from investments     2,573,531       12,053,423
  Net change in unrealized appreciation (depreciation) from
   foreign currency related items                                             (21,493)         452,650
                                                                        -------------     ------------
    Net increase in net assets resulting from operations                   15,437,836       17,946,998
                                                                        -------------     ------------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
     Common Class shares                                                     (444,718)        (423,139)
  Distributions from net realized gains
     Common Class shares                                                   (2,787,884)               0
                                                                        -------------     ------------
    Net decrease in net assets from dividends and distributions            (3,232,602)        (423,139)
                                                                        -------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                            129,612,623       75,310,136
  Reinvestment of dividends and distributions                               3,118,268          381,678
  Net asset value of shares redeemed                                     (112,165,089)     (52,853,403)
                                                                        -------------     ------------
    Net increase (decrease) in net assets from capital
     share transactions                                                    20,565,802       22,838,411
                                                                        -------------     ------------
    Net increase (decrease) in net assets                                  32,771,036       40,362,270

NET ASSETS:
  Beginning of period                                                      79,383,314       39,021,044
                                                                        -------------     ------------
  End of period                                                         $ 112,154,350     $ 79,383,314
                                                                        =============     ============
UNDISTRIBUTED NET INVESTMENT INCOME:                                    $     123,547     $    417,441
                                                                        =============     ============


                                                                               INTERNATIONAL EQUITY
                                                                        -----------------------------------
                                                                            FOR THE
                                                                          SIX MONTHS
                                                                             ENDED             FOR THE
                                                                        APRIL 30, 2000        YEAR ENDED
                                                                          (UNAUDITED)      OCTOBER 31, 1999
                                                                        ---------------    ----------------
FROM OPERATIONS:
  Net investment income (loss)                                          $    (3,673,567)   $      6,265,096
  Net realized gain from security and other
   related transactions                                                     262,674,806         171,063,104
  Net realized loss from foreign currency related items                        (776,665)        (29,566,242)
  Net change in unrealized appreciation (depreciation) from investments     (69,156,087)        186,197,744
  Net change in unrealized appreciation (depreciation) from
   foreign currency related items                                              (127,560)         19,270,224
                                                                        ---------------    ----------------
    Net increase in net assets resulting from operations                    188,940,927         353,229,926
                                                                        ---------------    ----------------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
     Common Class shares                                                     (6,691,375)                  0
     Advisor Class shares                                                      (449,429)                  0
  Distributions from net realized gains
     Common Class shares                                                              0                   0
                                                                        ---------------    ----------------
    Net decrease in net assets from dividends and distributions              (7,140,804)                  0
                                                                        ---------------    ----------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                            2,031,260,777       1,825,106,334
  Reinvestment of dividends and distributions                                 6,699,235                   0
  Net asset value of shares redeemed                                     (2,179,529,650)     (2,559,755,180)
                                                                        ---------------    ----------------
    Net increase (decrease) in net assets from capital
     share transactions                                                    (141,569,638)       (734,648,846)
                                                                        ---------------    ----------------
    Net increase (decrease) in net assets                                    40,230,485        (381,418,920)

NET ASSETS:
  Beginning of period                                                     1,202,520,522       1,583,939,442
                                                                        ---------------    ----------------
  End of period                                                         $ 1,242,751,007    $  1,202,520,522
                                                                        ===============    ================
UNDISTRIBUTED NET INVESTMENT INCOME:                                    $             0    $      5,901,701
                                                                        ===============    ================


                                                                         INTERNATIONAL SMALL COMPANY
                                                                       --------------------------------
                                                                          FOR THE
                                                                        SIX MONTHS
                                                                           ENDED           FOR THE
                                                                       APRIL 30, 2000     YEAR ENDED
                                                                        (UNAUDITED)    OCTOBER 31, 1999
                                                                       -------------   ----------------
FROM OPERATIONS:
  Net investment income (loss)                                         $      (6,968)     $    (22,886)
  Net realized gain from security and other
   related transactions                                                   12,032,161         1,928,168
  Net realized loss from foreign currency related items                      (34,398)          (19,795)
  Net change in unrealized appreciation (depreciation) from investments     (886,524)        2,313,482
  Net change in unrealized appreciation (depreciation) from
   foreign currency related items                                             (2,336)           (2,221)
                                                                       -------------      ------------
    Net increase in net assets resulting from operations                  11,101,935         4,196,748
                                                                       -------------      ------------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income
     Common Class shares                                                     (22,619)                0
  Distributions from net realized gains
     Common Class shares                                                  (1,988,783)                0
                                                                       -------------      ------------
    Net decrease in net assets from dividends and distributions           (2,011,402)                0
                                                                       -------------      ------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                           383,440,198        30,457,342
  Reinvestment of dividends and distributions                              1,830,186                 0
  Net asset value of shares redeemed                                    (281,634,968)      (15,411,594)
                                                                       -------------      ------------
    Net increase (decrease) in net assets from capital
     share transactions                                                  103,635,416        15,045,748
                                                                       -------------      ------------
    Net increase (decrease) in net assets                                112,725,949        19,242,496

NET ASSETS:
  Beginning of period                                                     20,484,649         1,242,153
                                                                       -------------      ------------
  End of period                                                        $ 133,210,598      $ 20,484,649
                                                                       =============      ============
UNDISTRIBUTED NET INVESTMENT INCOME:                                   $           0      $     22,184
                                                                       =============      ============


                 See Accompanying Notes to Financial Statements.


                                        56 & 57

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)
--------------------------------------------------------------------------------

                                                      EMERGING MARKETS                  GLOBAL POST-VENTURE CAPITAL
                                              --------------------------------        --------------------------------
                                                 FOR THE                                 FOR THE
                                                SIX MONTHS                              SIX MONTHS
                                                  ENDED           FOR THE                  ENDED           FOR THE
                                              APRIL 30, 2000     YEAR ENDED           APRIL 30, 2000      YEAR ENDED
                                                (UNAUDITED)   OCTOBER 31, 1999          (UNAUDITED)   OCTOBER 31, 1999
                                              --------------  ----------------        --------------  ----------------
FROM OPERATIONS:
  Net  investment  income  (loss)              $    144,956    $    361,573            $   (205,964)     $   (33,163)
  Net realized  gain from security and
    other  related  transactions  (net of
    capital gains taxes of $940,534 for
    Emerging Markets)                            25,604,602       3,365,256               6,015,795        1,895,467
  Net realized  loss from foreign
    currency  related  items                       (285,636)       (759,014)                (18,321)         (14,579)
  Net change in unrealized appreciation
    (depreciation) from investments              (4,064,928)     20,175,686             (10,284,613)       1,068,709
  Net change in unrealized
    appreciation (depreciation) from foreign
    currency related items (net of
    estimated deferred capital gains taxes
    of $1,134,403 for Emerging Markets)          (2,412,895)        (86,198)                (14,966)             135
                                               ------------    ------------            ------------      -----------
    Net increase (decrease) in net assets
    resulting from operations                    18,986,099      23,057,303              (4,478,137)       2,916,299
                                               ------------    ------------            ------------      -----------
FROM DISTRIBUTIONS:
  Distributions from net realized gains
    Common Class shares                                   0               0              (1,914,397)         (11,449)
    Advisor Class shares                                  0               0                 (15,707)              (4)
                                               ------------    ------------            ------------      -----------
  Net decrease in net assets from
   distributions                                          0               0              (1,930,104)         (11,453)
                                               ------------    ------------            ------------      -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                  215,610,179     164,611,366             233,657,516        4,476,418
  Reinvestment of dividends and distributions             0               0               1,656,495           11,073
  Net asset value of shares redeemed           (211,902,722)   (180,058,486)            (73,573,182)      (3,738,167)
                                               ------------    ------------            ------------      -----------
    Net increase (decrease) in net assets
     from capital share transactions              3,707,457     (15,447,120)            161,740,829          749,324
                                               ------------    ------------            ------------      -----------
    Net increase in net assets                   22,693,556       7,610,183             155,332,588        3,654,170

NET ASSETS:
  Beginning of period                            67,824,727      60,214,544               7,316,468        3,662,297
                                               ------------    ------------            ------------      -----------
  End of period                                $ 90,518,283    $ 67,824,727            $162,649,056      $ 7,316,467
                                               ============    ============            ============      ===========
UNDISTRIBUTED NET INVESTMENT INCOME:           $          0    $          0            $          0      $         0
                                               ============    ============            ============      ===========

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
FINANCIAL HIGHLIGHTS
(For a Common Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                       FOR THE SIX
                                                       MONTHS ENDED              FOR THE YEAR ENDED OCTOBER 31,
                                                      APRIL 30, 2000       ----------------------------------------
                                                        (UNAUDITED)         1999             1998            1997**
                                                         --------          -------          -------          ------
PER-SHARE DATA
Net asset value, beginning of period                     $  14.78          $ 10.78          $ 11.06          $10.00
                                                         --------          -------          -------          ------
INVESTMENT ACTIVITIES:
  Net investment income                                      0.02             0.09             0.27            0.08
  Net gains (losses) on investments and foreign currency
   related items (both realized and unrealized)              2.55             4.02            (0.06)           0.98
                                                         --------          -------          -------          ------
    Total from investment activities                         2.57             4.11             0.21            1.06
                                                         --------          -------          -------          ------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                      (0.08)           (0.11)           (0.24)           0.00
  Distributions from net realized gains                     (0.49)            0.00            (0.25)           0.00
                                                         --------          -------          -------          ------
    Total dividends and distributions                       (0.57)           (0.11)           (0.49)           0.00
                                                         --------          -------          -------          ------
NET ASSET VALUE, END OF PERIOD                           $  16.78          $ 14.78          $ 10.78          $11.06
                                                         ========          =======          =======          ======
Total return                                                17.51%(DAGGER)   38.52%            2.26%          10.60%(DAGGER)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                 $112,154          $79,383          $39,021          $4,796
  Ratio of expenses to average net assets@                    .98%             .96%             .95%            .95%*
  Ratio of net income to average net assets                   .34%*            .92%            1.50%           1.18%*
  Decrease reflected in above operating expense ratios
   due to waivers/reimbursements                              .43%*            .55%            1.09%           6.69%*
Portfolio turnover rate                                     76.04%          151.27%          115.76%          30.29%
--------------------------------------------------------------------------------

** For the period March 31, 1997 (commencement of operations) through October 31, 1997.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .03%, .01%, .00% and .00% for the six months ended April 30, 2000, and for each of the years ended October 31, 1999, 1998 and for the period ended October 31, 1997, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were .95% for the six months ended April 30, 2000, and for each of the years ended October 31, 1999, 1998 and for the period ended October 31, 1997, respectively.
(DAGGER) Non annualized.
*   Annualized.


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a Common Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                            FOR THE SIX
                                            MONTHS ENDED                          FOR THE YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2000       ----------------------------------------------------------------
                                            (UNAUDITED)            1999         1998          1997          1996         1995
                                           --------------       ----------   ----------    ----------    ----------   ----------
PER-SHARE DATA
Net asset value,
 beginning of period                           $  21.88          $  16.64    $    20.76    $    20.69    $    19.30   $    20.51
                                               --------          --------    ----------    ----------    ----------   ----------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                    (0.06)             0.13          0.12(a)       0.04          0.22         0.12
  Net gains (losses) on
   investments and foreign
   currency related items (both
   realized and unrealized)                        2.88              5.11         (1.38)         0.88          1.73        (0.67)
                                               --------          --------    ----------    ----------    ----------   ----------
      Total from investment
       activities                                  2.82              5.24         (1.26)         0.92          1.95        (0.55)
                                               --------          --------    ----------    ----------    ----------   ----------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment
   income                                         (0.16)             0.00         (0.14)        (0.11)        (0.56)       (0.13)
  Distributions from net realized
   gains                                           0.00              0.00         (2.72)        (0.74)         0.00        (0.53)
                                               --------          --------    ----------    ----------    ----------   ----------
      Total dividends and
       distributions                              (0.16)             0.00         (2.86)        (0.85)        (0.56)       (0.66)
                                               --------          --------    ----------    ----------    ----------   ----------
NET ASSET VALUE, END OF PERIOD                 $  24.54          $  21.88    $    16.64    $    20.76    $    20.69   $    19.30
                                               ========          ========    ==========    ==========    ==========   ==========
Total return                                      12.88%(DAGGER)    31.49%        (6.12)%        4.54%        10.35%       (2.55)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
 (000s omitted)                                $998,019          $970,530    $1,283,673    $2,312,042    $2,885,453   $2,068,207
  Ratio of expenses to average
   net assets                                      1.43%@            1.44%@        1.36%@        1.33%@        1.38%@       1.39%
  Ratio of net income (loss) to
   average net assets                              (.45)%*            .59%          .65%          .56%          .62%         .69%
Portfolio turnover rate                           61.17%           116.35%        95.44%        61.80%        32.49%       39.24%
--------------------------------------------------------------------------------

(a) Per share information is calculated using the average shares outstanding method.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .03%, .01%, .00%, .01% and .01% for the six months ended April 30, 2000, and for each of the years ended October 31, 1999, 1998, 1997 and 1996, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.40%, 1.43%, 1.36%, 1.32% and 1.37% for the six months ended April 30, 2000, and for each of the years ended October 31, 1999, 1998, 1997 and 1996, respectively.
(DAGGER) Non annualized.
*   Annualized.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
FINANCIAL HIGHLIGHTS
(For a Common Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                             FOR THE SIX
                                                                             MONTHS ENDED       FOR THE YEAR ENDED OCTOBER 31,
                                                                            APRIL 30, 2000      ------------------------------
                                                                             (UNAUDITED)             1999          1998**
                                                                            --------------         --------       --------
PER-SHARE DATA
    Net asset value, beginning of period                                        $22.14             $  8.61         $10.00
                                                                                ------             -------         ------
INVESTMENT ACTIVITIES:
    Net investment income (loss)                                                  0.04               (0.02)          0.01
    Net gains (losses) on investments and foreign currency
     related items (both realized and unrealized)                                10.38               13.55          (1.40)
                                                                                ------              ------         ------
      Total from investment activities                                           10.42               13.53          (1.39)
                                                                                ------              ------         ------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                                           (0.02)               0.00           0.00
  Distributions from net realized gains                                          (1.31)               0.00           0.00
                                                                                ------              ------         ------
    Total dividends and distributions                                            (1.33)               0.00           0.00
                                                                                ------              ------         ------
NET ASSET VALUE, END OF PERIOD                                                  $31.23             $  0.00         $ 0.00
                                                                                ======             =======         ======
Total return                                                                     47.66%(DAGGER)     157.14%        (13.90)%(DAGGER)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                                      $133,211             $20,485         $1,242
    Ratio of expenses to average net assets@                                      1.58%               1.56%          1.55%*
    Ratio of net income (loss) to average net assets                              (.01)%*             (.34)%          .38%*
    Decrease reflected in above operating expense ratios due
     to waivers/reimbursements                                                     .27%*              2.16%         11.50%*
Portfolio turnover rate                                                         120.84%             274.12%         61.33%
--------------------------------------------------------------------------------

** For the period May 29, 1998 (commencement of operations) through October 31, 1998.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Class shares' expenses by .03%, .01%, and .00% for the six months ended April 30, 2000, and for each of the year ended October 31, 1999 and for the period ended October 31, 1998. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.55% for the six months ended April 30, 2000, and for the year ended October 31, 1999 and the period ended October 31, 1998, respectively.
(DAGGER) Non annualized.
*   Annualized.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For a Common Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                     FOR THE SIX
                                     MONTHS ENDED                 FOR THE YEAR ENDED OCTOBER 31,
                                    APRIL 30, 2000       ------------------------------------------------
                                     (UNAUDITED)           1999      1998       1997      1996     1995**
                                     -----------         -------   -------    -------   -------    ------
PER-SHARE DATA
Net asset value,
 beginning of period                   $  9.27            $ 6.59   $ 10.82    $ 12.19   $ 11.28    $10.00
                                       -------            ------   -------    -------   -------    ------
INVESTMENT ACTIVITIES:
  Net investment income (loss)           (0.10)             0.05      0.11       0.04      0.07      0.08
  Net gains (losses) on
   investments and foreign
   currency related items (both
   realized and unrealized)               2.17              2.63     (3.86)     (1.34)     0.99      1.25
                                       -------            ------   -------    -------   -------    ------
      Total from investment
       activities                         2.07              2.68     (3.75)     (1.30)     1.06      1.33
                                       -------            ------   -------    -------   -------    ------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment
   income                                 0.00              0.00     (0.04)     (0.03)    (0.08)    (0.05)
  Distributions from net realized
   gains                                  0.00              0.00     (0.44)     (0.04)    (0.07)     0.00
                                       -------            ------   -------    -------   -------    ------
      Total dividends and
       distributions                      0.00              0.00     (0.48)     (0.07)    (0.15)    (0.05)
                                       -------            ------   -------    -------   -------    ------
NET ASSET VALUE, END OF PERIOD         $ 11.34            $ 9.27   $  6.59    $ 10.82   $ 12.19    $11.28
                                       =======            ======   =======    =======   =======    ======
Total return                             22.33%(DAGGER)    40.67%    (35.95)%  (10.71)%    9.46%    13.33%(DAGGER)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
 (000s omitted)                        $85,540           $67,783   $60,189   $155,806  $218,421    $6,780
  Ratio of expenses to average
   net assets                             1.68%@            1.66%@    1.65%@     1.66%@    1.62%@    1.00%*
  Ratio of net income (loss) to
   average net assets                    (1.52)%*            .55%     1.00%       .24%      .31%     1.25%*
  Decrease reflected in above
   operating expense ratios due
   to waivers/reimbursements               .51%*             .73%      .63%       .46%      .77%    11.08%*
Portfolio turnover rate                 117.51%           196.07%   125.59%     92.48%    61.84%    57.76%
--------------------------------------------------------------------------------

** For the period December 30, 1994 (commencement of operations) through October 31, 1995.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to theCommon Class shares' expenses by .03%, .01%, .00%, .01% and .01% for the six months ended April 30, 2000, and for each of the years ended October 31, 1999, 1998, 1997 and 1996, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.65%, 1.65%, 1.65%, 1.65% and 1.61% for the six months ended April 30, 2000, and for each of the years ended October 31, 1999, 1998, 1997 and 1996, respectively.
(DAGGER) Non annualized.
*   Annualized.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
FINANCIAL HIGHLIGHTS
(For a Common Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                     FOR THE SIX
                                                     MONTHS ENDED               FOR THE YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 2000         ----------------------------------------
                                                      (UNAUDITED)           1999       1998        1997      1996**
                                                    --------------         ------     ------      ------     ------
PER-SHARE DATA
    Net asset value, beginning of period                $19.25             $10.53     $11.15      $ 9.86     $10.00
                                                        ------             ------     ------      ------     ------
INVESTMENT ACTIVITIES:
    Net investment loss                                  (0.04)             (0.09)     (0.02)      (0.13)      0.00
    Net gains (losses) on investments and foreign
     currency related items (both realized
     and unrealized)                                     13.51               8.84      (0.20)       1.42      (0.14)
                                                        ------             ------     ------      ------     ------
      Total from investment activities                   13.47               8.75      (0.22)       1.29      (0.14)
                                                        ------             ------     ------      ------     ------
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income                  0.00               0.00      (0.29)       0.00       0.00
    Distributions from net realized gains                (2.80)             (0.03)     (0.11)       0.00       0.00
                                                        ------             ------     ------      ------     ------
      Total dividends and distributions                  (2.80)             (0.03)     (0.40)       0.00       0.00
                                                        ------             ------     ------      ------     ------
NET ASSET VALUE, END OF PERIOD                          $29.92             $19.25     $10.53      $11.15     $ 9.86
                                                        ======             ======     ======      ======     ======
Total return                                             73.25%(DAGGER)     83.36%     (1.91)%     13.08%     (1.40)%(DAGGER)

RATIOS AND SUPPLEMENTAL DATA
Net assets,  end of period (000s  omitted)            $156,372             $7,263     $3,661      $3,197     $3,007
    Ratio of  expenses to average  net  assets@           1.69%              1.66%      1.65%       1.66%      1.65%*
    Ratio of net loss to  average  net  assets            (.52)%*            (.61)%    (1.01)%      (.96)%     (.20)%*
    Decrease  reflected  in  above
     operating  expense  ratios  due  to
     waivers/reimbursements                                .30%*             2.07%      3.90%       6.48%     21.71%*
Portfolio turnover rate                                  29.01%            239.88%    186.67%     207.25%      5.85%
--------------------------------------------------------------------------------

** For the period September 30, 1996 (commencement of operations) through October 31, 1996.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to theCommon Class shares' expenses by .04%, .01%, .00%, .01% and .00% for the six months ended April 30, 2000, and for the years ended October 31, 1999, 1998, 1997 and 1996, respectively. The Common Class shares' expense ratios after reflecting these arrangements were 1.65% for the six months ended April 30, 2000, and for each of the years ended October 31, 1999, 1998, 1997 and 1996, respectively.
(DAGGER) Non annualized.
*   Annualized.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   The Warburg Pincus Major Foreign Markets Fund ("Major Foreign Markets"), the Warburg Pincus International Equity Fund ("International Equity"), the Warburg Pincus International Small Company Fund ("International Small Company") and the Warburg Pincus Global Post-Venture Capital Fund ("Global Post-Venture Capital"), each a Maryland Corporation, are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies, and the Warburg Pincus Emerging Markets Fund ("Emerging Markets"), a Maryland Corporation, which is registered under the 1940 Act as a non-diversified, open-end management investment company (each, a "Fund" and collectively, the "Funds").

   Investment objectives for each Fund are as follows: Major Foreign Markets and International Equity, seek long-term capital appreciation; International Small Company seeks capital appreciation; Emerging Markets seeks growth of capital; and Global Post-Venture Capital seeks long-term growth of capital.

   Emerging Markets offers three classes of shares, one class being referred to as the Common Class, one class being referred to as the Advisor Class, and one class being referred to as the Institutional Class. International Equity and Global Post-Venture Capital currently offer the Common Class shares and Advisor Class shares. Major Foreign Markets and International Small company currently offer only the Common Class. Common, Advisor, and Institutional shares in each Fund represent an equal pro rata interest in each Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Class shares for International Small Company, Emerging Markets, and Global Post-Venture Capital bear expenses paid pursuant to a shareholder servicing and distribution plan at an annual rate of .25% of the average daily net asset value of each Fund's Common Class shares. Common Class shares of International Equity and Institutional Class shares of Emerging Markets are not subject to shareholder servicing or distribution fees. Advisor Class shares bear expenses paid pursuant to a distribution plan at an annual rate not to exceed. .75% of the average daily net asset value of the relevant Fund's Advisor Class shares. Advisor Class shares are currently bearing expenses of .50% of average daily net assets.

   The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fairvalue. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   Global Post-Venture Capital initially values its investments in private-equity portfolios at cost. After that, the Fund values these investments according to reports from the private-equity portfolios that Abbott Capital Management, LLC ("Abbott"), the Fund's sub-investment adviser, generally receives on a quarterly basis. The Fund's net asset value typically will not reflect interim changes in the values of its private-equity-portfolio investments.

   When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

   The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

   The Funds may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   Each Fund's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Funds' access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Fund to increased volatility or substantial declines in value.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution and shareholder servicing fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. Effective November 1, 1998, class specific expenses no longer include transfer agent fees; accordingly these fees will be allocated proportionately based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   Each Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At April 30, 2000, none of the Funds had open forward foreign currency contracts.

   Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually for all Funds. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Funds accrue such taxes when the related income or capital gains are earned.

   Costs incurred in connection with organization and offering of shares have been deferred and are being amortized over a period of five years and one year, respectively, from the date each Fund commenced its operations.

   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, along with other Funds advised by Credit Suisse Asset Management, LLC, the Funds' investment adviser ("CSAM"), may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At April 30, 2000, the Funds had no investments in repurchase agreements.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

expenses during the reporting period. Actual results could differ from these estimates.

   The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense.

   For the six months ended April 30, 2000, the Funds received credits or reimbursements under this arrangement as follows:
           FUND                                                    AMOUNT
           ----                                                   --------
           Major Foreign Markets                                  $ 16,298
           International Equity                                    192,603
           International Small Company                              15,113
           Emerging Markets                                         13,493
           Global Post-Venture Capital                              14,689

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   CSAM serves as each Fund's investment advisor. For its investment advisory services, CSAM receives the following fees based on each Fund's average daily net assets:
   FUND                                       ANNUAL RATE
   ------                                     ----------------------------------
   Major Foreign Markets                      1.00% of average daily net assets
   International Equity                       1.00% of average daily net assets
   International Small Company                1.10% of average daily net assets
   Emerging Markets                           1.25% of average daily net assets
   Global Post-Venture Capital                1.25% of average daily net assets

   For the six months ended April 30, 2000, investment advisory fees and waivers were as follows:

                                GROSS                            NET
   FUND                      ADVISORY FEE      WAIVER      ADVISORY FEE
   ----                      -----------     ---------     ------------
   Major Foreign Markets      $  554,309     $(240,050)     $  314,259
   International Equity        6,739,544             0       6,739,544
   International SmallCompany    536,215      (124,442)        411,773
   Emerging Markets              629,283      (312,571)        316,712
   Global Post-VentureCapitaL    489,330      (111,807)        377,523

   Abbott Capital Management, LLC ("Abbott") serves as sub-investment adviser for Global Post-Venture Capital's assets invested in U.S. or foreign private limited partnerships or other investment funds ("Private Fund Investments"). Pursuant to the sub-advisory agreement between Abbott and CSAM, Abbott is entitled to a quarterly fee from CSAM at the annual rate of 1.00% of the value of the Fund's Private Fund Investments as of the end of each calendar quarter. No compensation is paid by Global Post-Venture Capital to Abbott for its sub-investment advisory services.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI") a wholly-owned subsidiary of CSAM, and PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group ("PNC"), serve as each Fund's co-administrators. For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets.

   For the six months ended April 30, 2000, administrative services fees earned by CSAMSI were as follows:

   FUND                                              CO-ADMINISTRATION FEE
   ----                                              ---------------------
   Major Foreign Markets                                  $  55,431
   International Equity                                     673,954
   International Small Company                               48,747
   Emerging Markets                                          38,323
   Global Post-Venture Capital                               39,146

   For administrative services, PFPC currently receives a fee calculated at an annual rate of .12% on each Fund's first $250 million in average daily net assets, .10% on the next $250 million in average daily net assets, .08% on the next $250 million in average daily net assets and .05% of the average daily net assets over $750 million, exclusive of out-of-pocket expenses.

   For the six months ended April 30, 2000, administrative service fees earned and voluntarily waived by PFPC (including out of pocket expenses) were as follows:
                                                                    NET
   FUND                     CO-ADMINISTRATION FEE  WAIVER  CO-ADMINISTRATION FEE
   ----                     ---------------------  ------  ---------------------
   Major Foreign Markets          $ 72,736         $    0       $  72,736
   International Equity            531,713              0         531,713
   International Small Company      67,105         (8,582)         58,523
   Emerging Markets                 67,476              0          67,476
   Global Post-Venture Capital      50,856         (6,438)         44,418

   CSAMSI served as distributor of each Fund's shares until January 1, 2000. On January 1, 2000, Provident Distributors, Inc. ("PDI") replaced CSAMSI as distributor to each Fund. No compensation is payable by any of the Funds to PDI for distribution services. Pursuant to a distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its selling services. On February 6, 1998, the Board of Directors of Major Foreign Markets approved suspension of its fee. This fee is calculated at an annual rate of .25% of the average daily net assets of the Common Class shares of the International Small Company Fund, Emerging Markets Fund, and the Global Post-Venture Capital Fund and at an annual rate of .50% of

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

the Advisor  Class shares of the  International  Equity Fund,  Emerging  Markets
Fund, and Global Post-Venture Fund. CSAMSI may use this fee to compensate service organizations for shareholder servicing and distribution services.

   For  the  six  months  ended  April  30,  2000,   shareholder  servicing  and
distribution fees paid to CSAMSI were as follows:

                                         SHAREHOLDER SERVICING
                                           DISTRIBUTION FEE
                                         ---------------------
   FUND
   ----
   InternationalEquity
    Advisor Class shares                      $623,103
                                              ========
   International Small Company
    Common Class shares                       $121,867
                                              ========
   Emerging Markets
    Common Class shares                       $122,742
    Advisor Class shares                           192
                                              --------
                                              $122,934
                                              ========
   Global Post-VentureCapital
    Common Class shares                       $ 94,802
    Advisor Class shares                         6,127
                                              --------
                                              $100,929
                                              ========

3. LINE OF CREDIT

   The Funds, together with other Funds advised by CSAM, have established a $250 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Fund share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating Funds in such manner as is determined by the governing Boards of the various Funds. In addition, the participating Funds will pay interest on borrowing at the Federal funds rate plus .50%. At April 30, 2000, there were no loans outstanding for any of the Funds. During the six months ended April 30, 2000, the Funds had the following borrowings under the Credit Facility:

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

3. LINE OF CREDIT -- (CONT'D)
                                                 AVERAGE       MAXIMUM
                               AVERAGE DAILY    INTEREST     DAILY LOAN
   FUND                        LOAN BALANCE      RATE %      OUTSTANDING
   ----                        -------------    --------     -----------
   Major Foreign Markets        $   41,678       6.353%      $ 3,316,000
   International Equity          4,663,224       6.475%       79,341,000
   International SmallCompany      640,169       6.898%       17,120,000
   Emerging Markets              1,095,521       6.449%       13,366,000
   GlobalPost-Venture Capital            0            0                0

4. INVESTMENTS IN SECURITIES

   For the six months ended April 30, 2000, purchases and sales of investment securities (excluding short-term investments) were as follows:

   FUND                                      PURCHASES        SALES
   ----                                    ------------   ------------
   Major Foreign Markets                   $ 92,200,477   $ 78,797,847
   International Equity                     777,602,693    926,976,192
   International SmallCompany               198,247,244    103,062,034
   Emerging Markets                         107,020,324    121,503,589
   GlobalPost-Venture Capital                84,331,309     21,977,671

   At April 30, 2000, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                  UNREALIZED     UNREALIZED   NET UNREALIZED
   FUND                          APPRECIATION   DEPRECIATION   APPRECIATION
   ----                          ------------   ------------   ------------
   Major Foreign Markets         $ 18,560,797   $ (3,956,991)  $ 14,603,807
   International Equity           253,075,559    (65,158,130)   187,917,430
   International Small Company     14,964,023    (13,927,286)     1,036,737
   Emerging Markets                14,596,194     (7,947,434)     6,648,760
   Global Post-Venture Capital     45,477,657    (54,517,226)    (9,039,569)

5. CAPITAL SHARE TRANSACTIONS

   Each Fund (except Emerging Markets) is authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which two billion shares of each Fund are classified as Advisor Class shares. The Emerging Markets Fund is authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion are classified as Common shares, one billion are classified as Advisor shares, and one billion are classified as Institutional shares. Transaction in classes of each Fund were as follows:

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

5. CAPITAL SHARE TRANSACTIONS -- (CONT'D)
                                                  MAJOR FOREIGN MARKETS
                                                   COMMON CLASS SHARES
                                              -----------------------------
                                                 FOR THE
                                               SIX MONTHS        FOR THE
                                                  ENDED         YEAR ENDED
                                              APRIL 30, 2000    OCTOBER 31,
                                               (UNAUDITED)         1999
                                              -------------    ------------
Shares sold                                       7,583,673       5,766,620
Shares issued to shareholders on
 reinvestment of dividends and distributions        192,248          34,324
Shares redeemed                                  (6,464,260)     (4,049,285)
                                              -------------    ------------
Net increase in shares outstanding                1,311,661       1,751,659
                                              =============    ============
Proceeds from sale of shares                  $ 129,612,623    $ 75,310,136
Reinvestment of dividends
 and distributions                                3,118,268         381,678
Net asset value of shares
 redeemed                                      (112,165,089)    (52,853,403)
                                              -------------    ------------
Net increase from capital share transactions  $  20,565,802    $ 22,838,411
                                              =============    ============

                                                                     INTERNATIONAL EQUITY FUND
                                                     COMMON CLASS SHARES             ADVISOR CLASS SHARES
                                              ---------------------------------  ----------------------------
                                                  FOR THE                          FOR THE
                                                SIX MONTHS          FOR THE       SIX MONTHS      FOR THE
                                                   ENDED           YEAR ENDED       ENDED        YEAR ENDED
                                               APRIL 30, 2000      OCTOBER 31,  APRIL 30, 2000   OCTOBER 31,
                                                (UNAUDITED)           1999        (UNAUDITED)      1999
                                              ---------------   ---------------  ------------  -------------
Shares sold                                        76,896,438        93,224,012     2,334,591       2,460,276
Shares issued to shareholders on
 reinvestment of dividends and distributions          256,152                 0        18,613               0
Shares redeemed                                   (80,849,158)     (126,018,150)   (3,017,191)     (9,926,602)
                                              ---------------   ---------------  ------------   -------------
Net decrease in shares outstanding                 (3,696,568)      (32,794,138)     (663,987)     (7,466,326)
                                              ===============   ===============  ============   =============
Proceeds from sale of shares                  $ 1,971,314,494   $ 1,778,780,264  $ 59,946,283   $  46,326,070
Reinvestment of dividends and distributions         6,250,096                 0       449,139               0
Net asset value of shares redeemed             (2,102,131,260)   (2,378,091,713)  (77,398,390)   (181,663,467)
                                              ---------------   ---------------  ------------   ------------
Net decrease from capital share transactions  $  (124,566,670)  $  (599,311,449) $(17,002,968)  $(135,337,397)
                                              ===============   ===============  ============   =============

                                                 INTERNATIONAL SMALL COMPANY
                                                     COMMON CLASS SHARES
                                              ---------------------------------
                                                   FOR THE
                                                 SIX MONTHS         FOR THE
                                                    ENDED         YEAR ENDED
                                               APRIL 30, 2000     OCTOBER 31,
                                                 (UNAUDITED)         1999
                                               --------------   --------------
Shares sold                                       11,701,976        1,564,421
Shares issued to shareholders on reinvestment         64,421                0
Shares redeemed                                   (8,426,551)        (783,584)
                                               -------------     ------------
Net increase from capital shares transaction       3,339,846          780,837
                                               =============     ============
Proceeds from sale of shares                   $ 383,440,198     $ 30,457,342
Reinvestment of dividends and distributions        1,830,186                0
Net asset value of shares redeemed              (281,634,968)     (15,411,594)
                                               -------------     ------------
Net increase from capital share transactions   $ 103,635,416     $ 15,045,748
                                               =============     ============

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
-------------------------------------------------------------------------------

5. CAPITAL SHARE TRANSACTIONS -- (CONT'D)

                                                           EMERGING MARKETS
                                                                                                  INSTITUTIONAL
                                          COMMON CLASS SHARES           ADVISOR CLASS SHARES       CLASS SHARES
                                     -----------------------------  ----------------------------  --------------
                                        FOR THE                         FOR THE                      FOR THE
                                      SIX MONTHS        FOR THE       SIX MONTHS       FOR THE      SIX MONTHS
                                         ENDED         YEAR ENDED        ENDED       YEAR ENDED        ENDED
                                     APRIL30, 2000    OCTOBER  31,  APRIL 30, 2000   OCTOBER 31,  APRIL 30, 2000
                                      (UNAUDITED)         1999        (UNAUDITED)       1999        (UNAUDITED)
                                     -------------   -------------  --------------   -----------  --------------
Shares sold                             16,950,216      20,639,374        15,789         3,005        436,578
Shares issued to shareholders on
 reinvestment of dividends and
 distributions                                   0               0             0             0              0
Shares redeemed                        (16,721,024)    (22,454,708)       12,663        (2,367)        (5,620)
                                     -------------   -------------     ---------      --------     ----------
Net increase (decrease) in
 shares outstanding                        229,192      (1,815,334)        3,126           638        430,958
                                     =============   =============     =========      ========     ==========
Proceeds from sale of shares         $ 209,187,646   $ 164,584,361     $ 202,387      $ 27,005     $6,220,146
Reinvestment of dividends and
 distributions                                   0               0             0             0              0
Net asset value of shares redeemed    (211,665,538)   (180,042,232)     (162,368)      (16,254)       (74,816)
                                     -------------   -------------     ---------      --------     ----------
Net increase (decrease) from capital
 share transactions                  $  (2,477,892)  $ (15,457,871)    $  40,019      $ 10,751     $6,145,330
                                     =============   =============     =========      ========     ==========

                                                           GLOBAL POST-VENTURE CAPITAL
                                                 COMMON CLASS SHARES         ADVISOR CLASS SHARES
                                           ----------------------------  ---------------------------
                                               FOR THE                      FOR THE
                                             SIX MONTHS       FOR THE      SIX MONTHS      FOR THE
                                                ENDED       YEAR ENDED        ENDED       YEAR ENDED
                                           APRIL 30, 2000   OCTOBER 31,  APRIL 30, 2000   OCTOBER 31,
                                             (UNAUDITED)       1999        (UNAUDITED)       1999
                                           --------------   -----------  --------------   -----------
Shares sold                                     7,170,513       251,394      239,681         2,700
Shares issued to shareholders on
 reinvestment of dividends and distributions       67,714           971           92             0
Shares redeemed                                (2,388,891)     (222,874)     (30,671)           (4)
                                             ------------   -----------   ----------       -------
Net increase in shares outstanding              4,849,336        29,491      209,102         2,696
                                             ============   ===========   ==========       =======
Proceeds from sale of shares                 $225,912,275   $ 4,427,359   $7,745,241       $49,059
Reinvestment of dividends and distributions     1,654,263        11,069        2,232             4
Net asset value of shares redeemed            (72,638,801)   (3,738,096)    (934,381)          (71)
                                             ------------   -----------   ----------       -------
Net increase from capital share transactions $154,927,737   $   700,332   $6,813,092       $48,992
                                             ============   ===========   ==========       =======

6. SHAREHOLDER MEETING RESULTS

   A special meeting of shareholders of Warburg, Pincus Emerging Markets II Fund, Inc. (the "EM II Fund") was held on February 10, 2000. The following matter was voted upon by the shareholders and the resulting votes are presented below.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

6. SHAREHOLDER MEETING RESULTS -- (CONT'D)

   To approve the Agreement and Plan of Reorganization, dated December 1, 1999 and amended as of January 27, 2000, providing that (1) the EM II Fund would transfer to Warburg, Pincus Emerging Markets Fund, Inc. (the "EM Fund") all or substantially all of the EMIIFund's assets in exchange for shares of the EM Fund and the assumption by the EM Fund of the EM II Fund's liabilities, (2) such shares of the EM Fund would be distributed to the shareholders of the EM II Fund in liquidation of the EM II Fund, and (3) the EM II Fund would be subsequently terminated.
                      For            247,793.230 shares     (52.61%)
                      Against            361.000 shares      (0.07%)
                      Abstain            928.000 shares      (0.20%)

   The Agreement and Plan of Reorganization was subsequently implemented as of the close of business February 11, 2000.

   A special meeting of shareholders of Warburg, Pincus Post-Venture Capital Fund, Inc. (the "PVCFund") was held on February 24, 2000. The following matter was voted upon by the shareholders and the resulting votes are presented below.

   To approve the Agreement and Plan of Reorganization, dated December 1, 1999 and amended as of January 27, 2000, providing that (1) the PVC Fund would transfer to Warburg, Pincus Global Post-Venture Capital Fund, Inc. (the "GPVC Fund") all or substantially all of the PVD Fund's assets in exhange for shares of the GPVC Fund and the assumption by the GPVC Fund of the PVC Fund's liabilities, (2) such shares of the GPVC Fund would be distributed to the shareholders of the PVC Fund in liquidation of the PVC Fund, and (3) the PVC Fund would be subsequently terminated.
                     For         1,336,651.096 shares    (50.4096%)
                     Against       124,528.924 shares     (4.6964%)
                     Abstain        23,648.824 shares     (0.8919%)

   The Agreement and Plan of Reorganization was subsequently implemented as of the close of business February 25, 2000.


7. NET ASSETS

   At April 30, 2000, capital contributions, undistributed net investment income, accumulated net realized gain (loss) from security transactions and current period dividends and distributions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency, and foreign taxes on

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

7. NET ASSETS -- (CONT'D)

capital gains. Major Foreign Markets, International Equity, International Small Company, Emerging Markets, and Global Post-Venture Capital reclassified ($37,393), ($776,665), ($34,398), ($285,636), and ($18,321), respectively, from undistributed net investment loss to accumulated net realized gain on security transactions and foreign currency related items. International Equity, International Small Company, Emerging Markets, and Global Post-Venture Capital reclassified $5,689,335, $41,801, $1,081,214, and 224,285 respectively, from accumulated net investment loss to capital contributions. Emerging Markets reclassified $940,534 from accumulated net realized gain from security transactions to ordinary income. Net investment income, net realized gain (loss) or investments and net assets were not affected by these reclassifications.


8. CAPITAL LOSS CARRYOVER

   At April 30, 2000, capital loss carryovers available to offset possible future capital gains of each Fund were as follows:

                                              CAPITAL LOSS CARRYOVER
           FUND                                  EXPIRING IN 2006
           ----                               ----------------------
           International Equity                   $22,258,329
           Emerging Markets                        59,603,866


9. OTHER FINANCIAL HIGHLIGHTS

   Emerging Markets offers three classes of shares, one class being referred to as the Common Class, one class being referred to as the Advisor Class, and one class being referred to as the Institutional Class. International Equity and Global Post-Venture Capital currently offer the Common Class shares and Advisor Class shares. Major Foreign Markets and International Small Company currently offer only the Common Class. Common, Advisor, and Institutional shares in each Fund represent an equal pro rata interest in each Fund. The financial highlights for an Advisor Class share of each Fund as well as the financial highlights for an Institutional Class share of Emerging Markets are as follows:

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

9. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                                                INTERNATIONAL EQUITY
                                              -------------------------------------------------------------------------------------
                                                                                     ADVISOR CLASS
                                              -------------------------------------------------------------------------------------
                                               FOR THE SIX
                                               MONTHS ENDED                        FOR THE YEAR ENDED OCTOBER 31
                                              APRIL 30, 2000    -------------------------------------------------------------------
                                                (UNAUDITED)        1999          1998          1997          1996          1995
                                              --------------    ----------    ----------    ----------    ----------     ----------
PER-SHARE DATA
  Net asset value, beginning of period           $ 21.54        $  16.47       $  20.54       $ 20.50      $  19.16       $  20.38
                                                 -------        --------       --------       -------      --------       --------
INVESTMENT ACTIVITIES:
  Net investment income                            (0.13)           0.03           0.04(a)       0.04          0.18           0.03
  Net gains (losses) on investments
   and foreign currency related items
   (both realized and unrealized)                   2.85            5.04          (1.36)         0.78          1.68          (0.67)
                                                 -------        --------       --------       -------      --------       --------
      Total from investment activities              2.72            5.07          (1.32)         0.82          1.86          (0.64)
                                                 -------        --------       --------       -------      --------       --------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income             (0.04)           0.00          (0.03)        (0.04)        (0.52)         (0.05)
  Distributions from net realized gains             0.00            0.00          (2.72)        (0.74)         0.00          (0.53)
                                                 -------        --------       --------       -------      --------       --------
      Total dividends and distributions            (0.04)           0.00          (2.75)        (0.78)        (0.52)         (0.58)
                                                 -------        --------       --------       -------      --------       --------
NET ASSET VALUE, END OF PERIOD                  $  24.22        $  21.54       $  16.47      $  20.54      $  20.50      $   19.16
                                                ========        ========       ========      ========      ========      =========
Total return                                       12.64%(DAGGER)  30.78%         (6.49)%        4.04%         9.89%         (3.04)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)        $244,732        $231,990       $300,266      $500,473      $500,465      $ 317,736
    Ratio of expenses to average
     net assets                                     1.93%@          1.94%@         1.76%@        1.76%@        1.81%@         1.89%
    Ratio of net income to average
     net assets                                     (.94)%*          .14%           .21%          .15%          .18%           .20%
Portfolio turnover rate                            61.17%         116.35%         95.44%        61.80%        32.49%         32.24%

--------------------------------------------------------------------------------
(a) Per share information is calculated using the average shares outstanding method.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Advisor Class shares' expenses by .03%, .01%, .00%, .01% and .01% for the six months ended April 30, 2000, and for each of the years ending October 31, 1999, 1998, 1997 and 1996, respectively. The Advisor Class shares' operating expense ratios after reflecting these arrangements were 1.90%, 1.93%, 1.76%, 1.75% and 1.80% for the six months ended April 30,
    2000, and for each of the years ended October 31, 1999, 1998, 1997 and 1996, respectively.
(DAGGER) Non annualized.
*   Annualized.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

9. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                                               EMERGING MARKETS
                                          -------------------------------------------------------------------------------
                                                                                ADVISOR CLASS
                                          -------------------------------------------------------------------------------
                                           FOR THE SIX
                                           MONTHS ENDED                      FOR THE YEAR ENDED OCTOBER 31
                                          APRIL 30, 2000      -----------------------------------------------------------
                                           (UNAUDITED)           1999         1998       1997         1996       1995**
                                          --------------      ----------   ----------  ----------  ----------  ----------
PER-SHARE DATA
  Net asset value, beginning of period         $ 9.03         $  6.44       $ 10.87     $ 12.21     $ 11.30       $10.00
                                               ------         -------       -------     -------     -------       ------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                   0.13            0.04          0.21        0.00       (0.08)        0.14
  Net gains (losses) on investments
   and foreign currency related items
   (both realized and unrealized)                1.88            2.55         (4.16)      (1.33)       1.11         1.19
                                               ------         -------       -------     -------     -------       ------
      Total from investment activities           2.01            2.59         (3.95)      (1.33)       1.03         1.33
                                               ------         -------       -------     -------     -------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income           0.00            0.00         (0.04)       0.00       (0.05)       (0.03)
  Distributions from net realized gains          0.00            0.00         (0.44)      (0.01)      (0.07)        0.00
                                               ------         -------       -------     -------     -------       ------
      Total dividends and distributions          0.00            0.00         (0.48)      (0.01)      (0.12)       (0.03)
                                               ------         -------       -------     -------     -------       ------
NET ASSET VALUE, END OF PERIOD                $ 11.04         $  9.03       $  6.44     $ 10.87     $ 12.21       $11.30
                                              =======         =======       =======     =======     =======       ======
Total return                                    22.26%(DAGGER)  40.22%       (37.71)%    (10.94)%      9.20%       13.29%(DAGGER)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)        $  86         $    42       $    26     $   266     $   149       $    1
  Ratio of expenses to average
   net assets                                    1.93%@          1.91%@        1.90%@      1.90%@      1.90%@       1.22%*
  Ratio of net income (loss) to average
   net assets                                   (1.91)%*          .81%         1.01%       (.09)%      (.57)%       1.76%*
  Decrease reflected in above
   operating expense ratios due to
   waivers/reimbursements                         .39%*           .80%          .94%        .58%        .65%       16.36%*
Portfolio turnover rate                        117.51%         196.07%       125.59%      92.48%      61.84%       57.76%
--------------------------------------------------------------------------------

** For the period December 30, 1994 (commencement of operations) through October 31, 1995.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Advisor Class shares' expenses by .03%, .01%, .00%, .00% and .00% for the six months ended April 30, 2000, and for each of the years ended October 31, 1999, 1998, 1997 and 1996, respectively. The Advisor Class shares' operating expense ratios after reflecting these arrangements were 1.90% for the six months ended April 30, 2000, and for each of the years ended October 31, 1999, 1998, 1997 and 1996, respectively.
(DAGGER) Non annualized.
*   Annualized.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

9. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                                          GLOBAL POST-VENTURE CAPITAL
                                                    -------------------------------------------------------------------------
                                                                                 ADVISOR CLASS
                                                    -------------------------------------------------------------------------
                                                      FOR THE SIX
                                                     MONTHS ENDED                    FOR THE YEAR ENDED OCTOBER 31
                                                    APRIL 30, 2000       ----------------------------------------------------
                                                      (UNAUDITED)           1999          1998          1997         1996**
                                                    --------------       ----------    ----------    ----------    ----------
PER-SHARE DATA
    Net asset value, beginning of period              $ 19.09             $ 10.46       $ 11.11      $  9.85        $10.00
                                                      -------             -------       -------      -------        ------
INVESTMENT ACTIVITIES:
    Net investment loss                                 (0.04)              (0.12)(a)     (0.15)       (0.15)         0.00
    Net gains (losses) on investments and
     foreign currency related items (both
     realized and unrealized)                           13.38                8.78         (0.11)        1.41         (0.15)
                                                      -------             -------       -------      -------        ------
      Total from investment activities                  13.34                8.66         (0.26)        1.26         (0.15)
                                                      -------             -------       -------      -------        ------
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income                 0.00                0.00         (0.28)        0.00          0.00
    Distributions from net realized gains               (2.81)              (0.03)        (0.11)        0.00          0.00
                                                      -------             -------       -------      -------        ------
      Total dividends and distributions                 (2.81)              (0.03)        (0.39)        0.00          0.00
                                                      -------             -------       -------      -------        ------
NET ASSET VALUE, END OF PERIOD                        $ 29.62             $ 19.09       $ 10.46      $ 11.11        $ 9.85
                                                      =======             =======       =======      =======        ======
Total return                                            73.15%(DAGGER)      83.06%        (2.31)%      12.79%        (1.50)%(DAGGER)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)              $6,277              $    54       $     1      $     1        $    6
    Ratio of expenses to average net assets@            1.94%                1.91%         1.90%        1.90%         1.90%*
    Ratio of net loss to average net assets             (.71)%*             (1.24)%       (1.26)%      (1.15)%        (.78)%*
    Decrease reflected in above operating expense
     ratios due to waivers/reimbursements                .26%*               1.27%        45.95%       11.16%        22.23%*
Portfolio turnover rate                                29.01%              239.88%       186.67%      207.25%         5.85%

--------------------------------------------------------------------------------
** For the period September 30, 1996 (commencement of operations) through October 31, 1996.
(a) Per share information is calculated using the average shares outstanding method.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Advisor Class shares' expenses by .04%, .01%, .00%, .00% and .00% for the six months ended April 30, 2000, and for each of the years ended October 31, 1999, 1998 and 1997 and for the period ended October 31, 1996, respectively. The Advisor Class shares' operating expense ratios after reflecting these arrangements were 1.90% for the six months ended April 30, 2000, and for each of the years ended October 31, 1999, 1998, and 1997 and
    for  the  period  ended  October  31,  1996,   respectively.
(DAGGER) Non annualized.
*   Annualized.


WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

9. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)
                                                            EMERGING MARKETS
                                                         ----------------------
                                                           INSTITUTIONAL CLASS
                                                         ----------------------
                                                            FEBRUARY 12, 2000
                                                              (COMMENCEMENT
                                                             OF OPERATIONS)
                                                         THROUGH APRIL 30, 2000
                                                               (UNAUDITED)
                                                         ----------------------
PER-SHARE DATA
  Net asset value, beginning of period                          $14.26
                                                                ------
INVESTMENT ACTIVITIES:
  Net investment income (loss)                                   (0.04)
  Net gains (losses) on investments and foreign currency
   related items (both realized and unrealized)                  (2.87)
                                                                ------
      Total from investment activities                           (2.91)
                                                                ------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                            0.00
  Distributions from net realized gains                           0.00
                                                                ------
      Total dividends and distributions                           0.00
                                                                ------
NET ASSET VALUE, END OF PERIOD                                  $11.35
                                                                ======
Total return                                                    (20.41)%(DAGGER)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                        $4,892
  Ratio of expenses to average net assets                         1.35%*
  Ratio of net income (loss) to average net assets               (4.04)%*
  Decrease reflected in above operating expense ratios
   due to waivers/reimbursements                                   .26%*
Portfolio turnover rate                                         117.51%
--------------------------------------------------------------------------------
(DAGGER) Non annualized.
*   Annualized.

                       This page intentionally left blank

                               [GRAPHIC OMITTED]
                              WARBURG PINCUS FUNDS

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                 800-WARBURG (800-927-2874) (BULLET) www.warburg.com

             PROVIDENT DISTRIBUTORS, INC., DISTRIBUTOR. WPISF-3-0400